Exhibit 10.46

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MASTER COLLABORATION AGREEMENT

BETWEEN

VERTEX PHARMACEUTICALS INCORPORATED

AND

MOLECULAR TEMPLATES, INC.

November 18, 2019

MASTER COLLABORATION AGREEMENT

This Master Collaboration Agreement (this “Agreement”) is entered into as of November 18, 2019 (the “Effective Date”) by and between Vertex Pharmaceuticals Incorporated, a corporation organized under the laws of the Commonwealth of Massachusetts (“Vertex”) and Molecular Templates Inc., a corporation organized under the laws of the State of Delaware (“Company”). Vertex and Company each may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Company controls certain Patents and Know-How, technology and expertise useful for generating ETBs (as defined below) capable of directing compounds to specific tissues or cells;

WHEREAS, Vertex is a biopharmaceutical company that possesses expertise in developing and commercializing human therapeutics;

WHEREAS, Vertex and Company desire to enter into a strategic collaboration focused on the development of novel products containing ETBs directed against certain Targets; and

WHEREAS, Vertex desires to receive from Company, and Company desires to grant to Vertex, a series of exclusive options to cause Company to grant to Vertex one or more exclusive licenses to exploit products containing ETBs directed against Collaboration Targets;

NOW, THEREFORE, in consideration of the respective covenants, representations, warranties and agreements set forth herein, the Parties agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the following meanings:

1.1.“AAA” has the meaning set forth in Section 13.12.2.

1.2.“Acceptance of an IND” means the 30th day following filing of an IND or, if a clinical hold is imposed by the FDA during such 30-day period, the day such hold is lifted.

1.3.“Additional Target” has the meaning set forth in Section 2.3.

1.4.“Additional Target Option” has the meaning set forth in Section 2.3.

1.5.“Additional Target Option Exercise Fee” has the meaning set forth in Section 7.4.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

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1.6.“Additional Target Option Exercise Notice” has the meaning set forth in Section 2.3.

1.7.“Additional Target Option Period” means the date starting on the Effective Date and ending on the later of (a) [***] of the Effective Date or (b) [***].

1.8.“Additional Target Research Budget” has the meaning set forth in Section 2.3.

1.9.“Adverse Event” has the meaning set forth in the Applicable Law for such term (or comparable term), and will generally mean any untoward medical occurrence in a subject in any Clinical Trial or patient who has received a pharmaceutical product, medical device or placebo, which occurrence does not necessarily have a causal relationship with such pharmaceutical product, medical device or placebo, including any unfavorable and unintended sign (including an abnormal laboratory finding), symptom or disease temporally associated with the use of the applicable pharmaceutical product, medical device or placebo whether or not related to such pharmaceutical product, medical device or placebo.

1.10.“Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person will be regarded as in control of another Person if it (a) owns or controls, directly or indirectly, more than 50% of the equity securities of the subject Person entitled to vote in the election of directors (or, in the case of a Person that is not a corporation, for the election of the corresponding managing authority), or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person (whether through ownership of securities or other ownership interests, by contract or otherwise).

1.11.“Agreement” has the meaning set forth in the Preamble.

1.12.“Agreement Know-How” means any and all Know-How discovered, developed, invented or created solely by a Party or its Affiliates or Third Parties acting on its or their behalf, or jointly by both Parties or their respective Affiliates or Third Parties acting on their behalf, in each case, in the performance of activities under this Agreement.

1.13.“Agreement Patents” means any and all Patents that Cover any Agreement Know-How.

1.14.“Agreement Technology” means any Agreement Know-How and Agreement Patents.

1.15.“Alliance Manager” has the meaning set forth in Section 3.4.1.

1.16.“Antibody” means an unconjugated polyclonal or monoclonal antibody (whether (a) fully human, fully mouse, humanized, fully synthetic, bivalent, monovalent, phage display, in vitro display, ribosome-display, RNA display, DNA display, cell-display, chimeric, polyclonal, polyclonal mixes or any other type of antibody, (b) multiple or single chain, recombinant, in vivo, in vitro or naturally occurring, or a combination of the foregoing in any species, or (c) monospecific or bi-specific) or any analog, derivative, fragment or modification thereof (including a full antibody, single chain antibody, single domain antibody (sdAb (e.g., VHH)), scFv, scFvFc, Fab, or minibody). For clarity, Antibody does not include any ETB.

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1.17.“Antibody Agreement” has the meaning set forth in Section 2.4.

1.18.“Antibody Agreement Technology” means, with respect to a Collaboration Target, any Product Agreement Technology specifically pertaining to an Antibody directed against such Collaboration Target.

1.19.“Applicable Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time, including the FD&C Act, PHSA, GCP, GLP and GMP, anti-bribery laws, such as the United States Anti-Kickback Statute, Foreign Corrupt Practices Act and UK Bribery Act, as well as all applicable data protection and privacy laws, rules and regulations, including the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act, as amended, and the Health Information Technology for Economic and Clinical Health Act and the EU General Data Protection Regulation 2016/679 of the European Parliament and of the Counsel of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC, along with other country-level data protection laws, as may be applicable.

1.20.“Approval Application” means an NDA, BLA or similar application or submission for a Licensed Product filed with a Regulatory Authority in a country or group of countries to obtain Marketing Approval for a pharmaceutical or biologic product in that country or group of countries, including any amendment thereof.

1.21.“Audited Party” has the meaning set forth in Section 7.11.

1.22.“Auditing Party” has the meaning set forth in Section 7.11.

1.23.“Bankrupt Party” has the meaning set forth in Section 5.5.

1.24.“Bankruptcy Code” means Title 11, United States Code, as from time to time in effect.

1.25.[***]

1.26.“BLA” means a biologics license application that is submitted to the FDA for a Licensed Product, pursuant to 21 C.F.R. § 601.2.

1.27.“Blocking Third Party Intellectual Property” means, [***].

1.28.“Blocking Third Party Intellectual Property Costs” means [***].

1.29.“Breaching Party” means the Party that is believed by the other Party to be in material breach of this Agreement.

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1.30.“Business Day” means a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in Boston, Massachusetts, or Austin, Texas, are authorized or obligated to close.

1.31.“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31, during the Term, or the applicable part thereof during the first or last calendar quarter of the Term.

1.32.“Calendar Year” means any calendar year ending on December 31, or the applicable part thereof during the first or last year of the Term.

1.33.“Calendar Year Net Sales” means, on a Vertex Target-by-Vertex Target basis, total Net Sales by Vertex, its Affiliates and Sublicensees in the Territory of all Licensed Products directed against the applicable Vertex Target in a particular Calendar Year.

1.34.“CDA” means that certain Mutual Confidentiality Agreement between Vertex and Company, dated June 14, 2019.

1.35.“Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than 50% of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of more than 50% of the combined voting power of the outstanding voting securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates. For clarity, a Change of Control does not include (i) an internal consolidation, merger, share exchange or other reorganization of a Party between or among such Party and one or more of its Affiliates, (ii) a sale of assets, merger, or other transaction effected exclusively for the purpose of changing domicile of a Party, or (iii) any public offering of a Party’s equity securities or other issuance of stock by a Party in an equity financing.

1.36.“Clinical Trial” means a study in humans conducted in accordance with GCP that is designed to generate data in support or maintenance of an Approval Application.

1.37.“CMO” means a contract manufacturing organization.

1.38.“Collaboration Program” means, on a Collaboration Target-by-Collaboration Target basis, a Research program directed to the Research of ETBs directed against such Collaboration Target pursuant to the Research Plan.

1.39.“Collaboration Target” means each of the Initial Target and, if Vertex exercises the Additional Target Option, the Additional Target, but excluding any Terminated Target.

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1.40.“Combination Product” has the meaning set forth in Section 1.141.

1.41.“Commercialize” or “Commercializing” means to (a) market, promote, distribute, offer for sale, sell, have sold, import, export or otherwise commercialize a Licensed Product, (b) conduct activities, other than Research, Development and Manufacturing, in preparation for the foregoing activities, including obtaining Price Approval, or (c) conduct post-Marketing Approval studies (including Clinical Trials). When used as a noun, “Commercialization” means any activities involved in Commercializing.

1.42.“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any Person with respect to any objective, reasonable, [***] and good faith efforts to accomplish such objective. Without limiting the foregoing, “Commercially Reasonable Efforts” means (a) with respect to the conduct of the Research Activities and Follow-On Research by Company, [***] and (b) with respect to any objective relating to the Development or Commercialization of a Licensed ETB or Licensed Product by Vertex, that [***], taking into account [***]. “Commercially Reasonable Efforts” with respect to any objective relating to the Development or Commercialization of a Licensed ETB or Licensed Product by Vertex will be determined on a country-by-country basis and activities that are conducted in one country that have an effect on achieving the relevant objective in another country will be considered in determining whether Commercially Reasonable Efforts have been applied in such other countries.

1.43.“Company” has the meaning set forth in the Preamble.

1.44.“Company Agreement Know-How” means any ETB Agreement Know-How and any other Agreement Know-How solely owned by Company pursuant to Section 8.1.2(d).

1.45.“Company Agreement Patent” means any ETB Agreement Patent and any other Agreement Patent solely owned by Company pursuant to Section 8.1.2(d).

1.46.“Company Background Know-How” means, on a Development Candidate-by-Development Candidate basis, any Know-How, other than Company Agreement Know-How or Joint Agreement Know-How, that (a) Company or any of its Affiliates Controls as of the Effective Date or that comes into the Control of Company or any of its Affiliates during the Term and (b) is necessary [***] for the Research, Development, Manufacture or Commercialization of the applicable Development Candidate or any corresponding Licensed ETBs or Licensed Products. On a Development Candidate-by-Development Candidate basis, Company Background Know-How will exclude any Know-How (i) [***].

1.47.“Company Background Patents” means, on a Development Candidate-by-Development Candidate basis, any Patent, other than Company Agreement Patents or Joint Agreement Patents, that (a) Company or any of its Affiliates Controls as of the Effective Date or that comes into the Control of Company or any of its Affiliates during the Term and (b) claims any Company Background Know-How or is otherwise necessary [***] for the Research, Development, Manufacture or Commercialization of the applicable Development Candidate or any corresponding Licensed ETBs or Licensed Products. On a Development Candidate-by-Development Candidate basis, Company Background Patents will exclude any Patents (i) [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

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1.48.“Company Background Technology” means all Company Background Know-How and Company Background Patents.

1.49.“Company Breach Event” has the meaning set forth in Section 11.4.1.

1.50.“Company Indemnified Party” has the meaning set forth in Section 10.1.1.

1.51.“Competitive Infringement” has the meaning set forth in Section 8.4.1.

1.52.“Competitive Product” means, with respect to a particular Licensed Product in a particular country, a product on the market in such country being commercialized by any Third Party that is not a Sublicensee and that did not purchase such product in a chain of distribution that included any of Vertex or its Affiliates or Sublicensees, that (a) is approved by the applicable Regulatory Authority for at least one of the same Indications for which a Licensed Product has been approved in such country, under any then-existing laws and regulations in the applicable country pertaining to approval of generic or biosimilar biologic products, as a “generic” or “biosimilar” version of such Licensed Product, which approval uses such Licensed Product as a reference product and relies on or references information in the Approval Application for such Licensed Product, or (b) is otherwise recognized by the applicable Regulatory Authority as a biosimilar or interchangeable product to such Licensed Product.

1.53.“Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated in any way or form by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, pursuant to this Agreement or the CDA, whether or not such Know-How or other information is identified as confidential at the time of disclosure. Notwithstanding the foregoing, Confidential Information does not include any Know-How or information that, as evidenced by contemporaneous written records: (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party or its permitted recipients in breach of its obligations under this Agreement; (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party; or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party. Confidential Information disclosed to the Receiving Party hereunder will not be deemed to fall within the foregoing exceptions merely because broader or related information falls within such exceptions, nor will combinations of elements or principles be considered to fall within the foregoing exceptions merely because individual elements of such combinations fall within such exceptions. Without limiting the foregoing, and notwithstanding the exceptions set forth in clauses (a) through (e): (i) the terms of this Agreement will be considered Confidential Information of both Parties, with both Parties

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deemed to be the Receiving Party of such Confidential Information; (ii) except as expressly set forth in clauses (iii) and (iv), any Know-How that is subject to a Party’s ownership rights under this Agreement shall be deemed to be the Confidential Information of such Party and the other Party shall be deemed to be the Receiving Party of such Know-How; (iii) any Know-How or other non-public information specifically regarding a Development Candidate that is generated by or on behalf of Company or its Affiliates will be deemed to be (x) the Confidential Information of both Parties, with both Parties deemed to be the Receiving Party of such Confidential Information, prior to and until the License Effective Date (if Vertex exercises the Option) or the Option Deadline (if Vertex does not exercise the Option) with respect to such Development Candidate, (y) the Confidential Information of Vertex, with Company deemed to be the Receiving Party of such Confidential Information, commencing upon the License Effective Date (if Vertex exercises the Option) with respect to such Development Candidate, and (z) the Confidential Information of Company, with Vertex deemed to be the Receiving Party of such Confidential Information in the event Vertex does not exercise the Option with respect to such Development Candidate; provided, however, that, if any such Know-How or information is regarding more than one Development Candidate, and Vertex exercises the Option for some but not all of such Development Candidates, then such Know-How and information shall remain the Confidential Information of both Parties, with both Parties deemed to be the Receiving Party of such Confidential Information, following the applicable License Effective Date(s); and (iv) any Know-How or other non-public information within the Antibody Agreement Technology or otherwise regarding any Antibody directed against a Collaboration Target will be the Confidential Information of Vertex; provided that Company shall have the right to use and disclose such information as permitted pursuant to ARTICLE 12 in connection with the exercise of its rights and license under Section 5.2.2.

1.54.“Control” or “Controlled” means (a) with respect to a Party and any Know-How or Patent, possession of the ability by such Party or its Affiliate (whether by sole or joint ownership, license or otherwise), other than pursuant to this Agreement, to grant to the other Party, without violating the terms of any agreement with a Third Party, a license, access or other right in, to or under such Know-How or Patent, and (b) with respect to a Party and any tangible embodiments of Know-How, Regulatory Filings or documentation, possession of the ability by such Party or its Affiliate (whether by sole or joint ownership, license or otherwise), other than pursuant to this Agreement, to grant to the other Party, without violating the terms of any agreement with a Third Party, access to or disclosure of such tangible embodiments of Know-How, Regulatory Filings or documentation. Notwithstanding anything in this Agreement to the contrary, a Party and its Affiliates will be deemed to not Control any Know-How or Patents that are owned or controlled by a Third Party described in the definition of “Change of Control,” or such Third Party’s Affiliates (other than such Party and its Preexisting Affiliates), (a) prior to the closing of such Change of Control, except to the extent that any such Know-How or Patents were developed by such Third Party prior to such Change of Control using or incorporating such Party’s or its Preexisting Affiliate’s Know-How or Patents or (b) after the closing of such Change of Control to the extent that such Know-How or Patents are developed or conceived by such Third Party or its Affiliates (other than such Party or its Preexisting Affiliates) after such Change of Control without using or incorporating such Party’s or its Preexisting Affiliate’s Know-How or Patents.

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1.55.“Cover,” “Covering” or “Covers” means (a) as to a method, compound or product and Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, selling, offering for sale or importation of such method, compound or product would infringe any claim of such Patent or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such method, compound or product would infringe the claim of such Patent if such pending claim were to issue in an issued patent without modification, and (b) [***] would infringe such Patent if such pending claim were to issue in an issued patent without modification.

1.56.“Defending Party” has the meaning set forth in Section 8.3.

1.57.“Demand for Arbitration” has the meaning set forth in Section 13.12.3(a).

1.58.“Development” means, with respect to a Licensed ETB or Licensed Product, all clinical and non-clinical research and development activities conducted after filing of an IND for such Licensed ETB or Licensed Product, including toxicology, pharmacology test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, Clinical Trials (other than post-Marketing Approval Clinical Trials), regulatory affairs, pharmacovigilance, Clinical Trial regulatory activities and obtaining and maintaining Marketing Approval. When used as a verb, “Develop” or “Developing” means to engage in Development.

1.59.“Development Candidate” means, with respect to any Collaboration Program, an ETB developed under this Agreement and directed against the Collaboration Target with respect to such Collaboration Program that has satisfied the applicable criteria set forth in the Research Plan or that has otherwise been designated as a “Development Candidate” by the JAC.

1.60.“Development Milestone Event” has the meaning set forth in Section 7.5.1.

1.61.“Development Milestone Payment” has the meaning set forth in Section 7.5.1.

1.62.“Development Plan” has the meaning set forth in Section 6.1.2.

1.63.“directed against” means, with respect to a Target and an ETB or product, that such ETB or product is selected, generated or optimized to preferentially bind to such Target.

1.64.“Disclosing Party” has the meaning set forth in Section 12.1.

1.65.“Dispute” has the meaning set forth in Section 13.12.

1.66.“Distributor” means a Third Party (a) to which Vertex or any of its Affiliates or Sublicensees grants a right to sell or distribute a Licensed Product, (b) that purchases its requirements for such Licensed Product from Vertex or its Affiliates or Sublicensees, (c) that has no significant responsibility for marketing and promotion of the Licensed Product, and (d) that does not otherwise make any royalty or other payments to Vertex or its Affiliates or Sublicensees with respect to its or their intellectual property rights or Licensed Products, including any payments that are calculated on the basis of a percentage of, or profit share on, such Third Party’s sale of Licensed Products.

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1.67.“DOJ” has the meaning set forth in Section 4.2.2.

1.68.“Effective Date” has the meaning set forth in the Preamble.

1.69.“EMA” means the European Medicines Agency and any successor entity thereto.

1.70.“Establishment of Proof of Concept”, with respect to a Licensed Product, has the meaning for such term that is generally understood in drug development with respect to the potential for such Licensed Product to be approved, and will require [***].

1.71.“ETB” means any toxin, or subunit, fragment, or derivative thereof, including variants, such as deimmunized variants, variants with heterologous epitopes, furin-cleavage resistant variants and combinations thereof and any improvements to or derivatives of any of the foregoing, in each case, that is conjugated, fused (e.g., as a single polypeptide chain), or otherwise combined with any Antibody or other targeting moiety.

1.72.“ETB Agreement Know-How” has the meaning set forth in Section 8.1.2(b).

1.73.“ETB Agreement Patents” has the meaning set forth in Section 8.1.2(b).

1.74.“ETB Agreement Technology” has the meaning set forth in Section 8.1.2(b).

1.75.“ETB Platform” means Company’s proprietary technology, including Know-How and Patents, relating to discovery, development, production or commercialization of ETBs that incorporate a bacterial toxin, or subunit, fragment, or derivative thereof, including variants, such as deimmunized variants, variants with heterologous epitopes, furin-cleavage resistant variants and combinations thereof and any improvements to or derivatives of any of the foregoing that is target independent, in each case, that is conjugated, fused (e.g., as a single polypeptide chain) or otherwise combined with any Antibody or other targeting moiety, regardless of the target.

1.76.“European Commission” means the European Commission or any successor entity that is responsible for granting Marketing Approvals authorizing the sale of pharmaceuticals in the European Union.

1.77.“European Union” or “EU” means (a) the economic, scientific and political organization of member states known on the Effective Date as the European Union, as it may be constituted from time to time, which as of the Effective Date consists of Austria, Belgium, Bulgaria, Croatia, the Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the U.K., and (b) any member country of the European Economic Area that is not otherwise a member of the European Union. For clarity, and notwithstanding the foregoing, European Union will at all times include each of Germany, France, and the U.K.

1.78.“Exclusive License” has the meaning set forth in Section 5.1.1.

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1.79.“Executive Officers” means the Chief Executive Officer of Company, initially (as of the Effective Date) Eric Poma, and the Chief Scientific Officer of Vertex, initially (as of the Effective Date) David Altshuler.

1.80.“Existing Background Know-How” has the meaning set forth in Section 9.2(i).

1.81.“Existing Background Patents” has the meaning set forth in Section 9.2(i).

1.82.“Existing Background Technology” has the meaning set forth in Section 9.2(i).

1.83.“FDA” means the United States Food and Drug Administration and any successor entity thereto.

1.84.“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

1.85.“Field” means the treatment, prevention and diagnosis of all indications in humans.

1.86.“First Commercial Sale” means, with respect to a Licensed Product, the first sale of such Licensed Product by Vertex, its Affiliate or its Sublicensee to a Third Party resulting in Net Sales in a particular country after any required Marketing Approval has been obtained in such country; provided that the following will not constitute a First Commercial Sale: (a) any sale of a Licensed Product to an Affiliate or Sublicensee for resale; (b) any sale of a Licensed Product for use in Clinical Trials, pre-clinical studies or other Research or Development activities; (c) the disposal or transfer of a Licensed Product at or below cost for a bona fide charitable purpose; or (d) compassionate use and “named patient sales” at or below cost. Notwithstanding the foregoing, any compassionate use and “named patient sales” above cost shall constitute a sale of a Licensed Product, and such sale will qualify as a “First Commercial Sale” even if prior to obtaining the relevant Marketing Approval.

1.87.“Follow-On Research” has the meaning set forth in Section 2.5.

1.88.“Follow-On Research Budget” has the meaning set forth in Section 2.5.

1.89.“Follow-On Research Plan” has the meaning set forth in Section 2.5.

1.90.“Force Majeure” means a condition, the occurrence and continuation of which is beyond the reasonable control of a Party, including an act of God, governmental acts or restrictions, war, civil commotion, labor strike or lock-out, epidemic, flood, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

1.91.“FTC” has the meaning set forth in Section 4.2.2.

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1.92.“FTE” means 1800 hours of work per annum, which number of hours shall be pro-rated based on the number of days when used for periods of less than 12 months, devoted to or in support of the Research Activities, Follow-On Research or Manufacturing Technology Transfer that is carried out by one or more scientific or technical employees (excluding Third Party contractors) of Company or its Affiliates.

1.93.“FTE Costs” means, for any period, the FTE Rate multiplied by the number of FTEs who perform a specified activity under this Agreement. FTEs will be pro-rated on a daily basis if necessary.

1.94.“FTE Rate” means $[***]; provided that such rate will increase on January 1 of each Calendar Year (starting with January 1, 2021) in accordance with the percentage year-over-year increase in the Consumer Price Index – Urban Wage Earners and Clerical Workers, US City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) over the 12-month period preceding each such January 1. The FTE Rate includes (a) all wages and salaries, employee benefits, bonus, travel and entertainment, supplies and other direct expenses and (b) indirect allocations, including all general and administrative expenses, human resources, finance, occupancy and depreciation, in each case ((a) and (b)), expended in connection with such FTE’s performance of activities under this Agreement.

1.95.“Fully Burdened Manufacturing Cost” will mean: (a) to the extent that Licensed ETB or Licensed Product is Manufactured by a CMO, (i) the actual reasonable costs of Company invoiced by such CMO to Company or its Affiliates, including, as applicable, the costs of raw materials, intermediates and components, reference materials, or standards required for release testing, materials necessary to support stability studies (including methods, reference materials, and consumables), drug substance and drug product Manufacturing, quality assurance and stability testing, characterization testing, quality control release testing of drug substance and drug product, quality assurance batch record review and release of product, insurance, storage and freight, shipping, tariffs, sales and excise taxes imposed thereon, customs and duty and charges levied by Governmental Authorities (including export fees) and all costs of labeling and packaging (if applicable), plus (ii) any [***] incurred by Company in connection with and attributable to such Manufacturing, including for process development, project management, Manufacturing oversight (including at the [***] for any person-in-plant of Company), and quality control and assurance; or (b) to the extent that Licensed ETB or Licensed Product is Manufactured by Company or its Affiliates, the fully burdened costs that are attributable to and reasonably allocated to such Manufacturing, including the cost of raw materials and any costs incurred by Company for time spent by Company’s personnel to obtain such raw materials (at the [***]), direct labor and benefits, a proportionate share of indirect Manufacturing costs to the extent allocable to the Manufacture of Licensed ETB or Licensed Product (but in no event any capital expenditures of Company or its Affiliates), and all other reasonable and customary Manufacturing-related costs for Licensed ETB or Licensed Product, including actual product inventory write-offs, factory, plant, or equipment start-up or start-up amortization costs, scale-up expenses, failed lots resulting from Force Majeure, quality assurance and stability testing, characterization testing, quality control release testing, quality assurance batch record review and release of product, insurance, storage and freight, shipping, tariffs, customs and duty and charges levied by Governmental Authorities (including export fees), and all costs of packaging and labeling. Such fully burdened costs will be calculated in accordance with GAAP.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.96.“GAAP” means United States generally accepted accounting principles, consistently applied.

1.97.“Gatekeeper” has the meaning set forth in Section 2.3.2.

1.98.“Gatekeeper Account” has the meaning set forth in Section 2.3.2.

1.99.“Gatekeeper Agreement” has the meaning set forth in Section 2.3.2.

1.100.“GCP” means good clinical practices, which are the then-current standards for Clinical Trials for pharmaceuticals, as set forth in the FD&C Act or other Applicable Law, and such standards of good clinical practice as are required by the Regulatory Authorities of the European Union and other organizations and governmental authorities in countries for which the applicable Licensed ETB or Licensed Product is intended to be Developed, to the extent such standards are not less stringent than United States standards.

1.101.“GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, or the successor thereto, or comparable regulatory standards in jurisdictions outside of the United States as they may be updated from time to time, to the extent such standards are not less stringent than United States standards.

1.102.“GMP” means the then-current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent laws, rules or regulations of an applicable Regulatory Authority at the time of manufacture.

1.103.“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.104.“Grantor” has the meaning set forth in Section 7.7.1(a).

1.105.“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

1.106.“HSR Clearance Date” means the later of (a) the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated under this Agreement upon Vertex’s exercise of an Option have expired or have been terminated, and (b) the Parties’ receipt of any other such antitrust clearance(s) as Vertex reasonably determines are necessary as a result of Vertex’s exercise of such Option.

1.107.“HSR Filing” means a filing by Company and Vertex, or their ultimate parent entities, as that term is defined in the HSR Act, with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the transactions contemplated under this Agreement upon Vertex’s exercise of an Option, together with all required documentary attachments thereto.

1.108.“Incomplete Data Package Notice” has the meaning set forth in Section 4.1.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.109.“IND” means any Investigational New Drug application (including any amendment or supplement thereto) filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto or if applicable, a comparable application or submission filed with a Regulatory Authority outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.110.“Indemnified Party” has the meaning set forth in Section 10.1.3.

1.111.“Indemnifying Party” has the meaning set forth in Section 10.1.3.

1.112.“Indication” means a separate and distinct disease or medical condition in humans (a) for which a compound or product that is in Clinical Trials is intended to be used in the treatment, diagnosis, prevention, cure or amelioration of subjects in such Clinical Trials, or (b) for which a compound or product has received a separate and distinct Marketing Approval with an approved label claim to be used in the treatment, diagnosis, prevention, cure or amelioration of such disease or condition, as applicable. For clarity, (i) different genetic subtypes of the same disease or condition shall be considered a separate and distinct Indication and (ii) [***].

1.113. “Initial Target” means [***], also known as [***].

1.114.“Insolvency Event” has the meaning set forth in Section 11.2.5.

1.115.“IP Committee” has the meaning set forth in Section 3.2.

1.116.“JAC” has the meaning set forth in Section 3.1.1.

1.117.“Joint Agreement Know-How” means any Agreement Know-How jointly owned by the Parties pursuant to Section 8.1.2(d).

1.118.“Joint Agreement Patent” means any Agreement Patent jointly owned by the Parties pursuant to Section 8.1.2(d).

1.119.“Joint Agreement Technology” means all Joint Agreement Know-How and Joint Agreement Patents.

1.120.“Know-How” means all non-public proprietary data, results, pre-clinical and clinical protocols and data from studies and Clinical Trials, chemical structures, chemical sequences, materials, information, inventions, know-how, formulas, trade secrets, techniques, methods, processes, procedures, technology, practices, knowledge and developments, whether or not patentable; provided that Know-How does not include Patents.

1.121.“Knowledge” means, with respect to Company, the actual knowledge of Company’s C-level officers, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.122.“Later Company License Agreement” has the meaning set forth in Section 7.7.2.

1.123.“Liability” has the meaning set forth in Section 10.1.1.

1.124.“License Effective Date” means, on a Development Candidate-by-Development Candidate basis for any Development Candidate for which Vertex exercises an Option (and all corresponding Licensed ETBs and Licensed Products), (a) if Vertex determines in accordance with Section 4.2.1 that an HSR Filing is required to be made under the HSR Act as a result of Vertex’s exercise of an Option with respect to such Development Candidate and notifies Company of such determination in accordance with Section 4.2.1, the date on which the Option Exercise Fee is paid following the HSR Clearance Date, and (b) other than under the circumstances described in clause (a), the date on which the Option Exercise Fee is paid following the delivery by Vertex to the Company of the Option Exercise Notice with respect to such Development Candidate in accordance with Section 4.1.2.

1.125.“Licensed ETB” means (a) any Development Candidate with respect to which Vertex has exercised the applicable Option and paid the Option Exercise Fee in accordance with this Agreement, and (b) any derivatives, improvements or modifications thereof developed by or on behalf of either Company or Vertex under this Agreement during the Term.

1.126.“Licensed Know-How” means the Company Background Know-How, the Company Agreement Know-How and Company’s interest in the Joint Agreement Know-How.

1.127.“Licensed Patents” means the Company Background Patents, the Company Agreement Patents and Company’s interest in the Joint Agreement Patents.

1.128.“Licensed Product” means any pharmaceutical or biologic product containing a Licensed ETB, either alone or in combination with other active pharmaceutical ingredients, including all forms, presentations, strengths, doses and formulations thereof.

1.129.“Licensed Technology” means the Licensed Patents and Licensed Know-How.

1.130.“Licensee” has the meaning set forth in Section 7.7.2.

1.131.“Major EU Market” means each of France, Germany and the U.K.

1.132.“Major Market Country” means each of France, Germany, Japan, the U.K. and the U.S.

1.133.“Manufacture,” “Manufactured” or “Manufacturing” means activities directed to making, having made, producing, formulating, manufacturing, processing, filling, finishing, packaging, labeling, quality control testing and quality assurance release, shipping or storage of a Licensed ETB or Licensed Product.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.134.“Manufacturing Technology Transfer” has the meaning set forth in Section 6.3.3.

1.135.“Manufacturing Technology Transfer Budget” has the meaning set forth in Section 6.3.3.

1.136.“Manufacturing Technology Transfer Plan” has the meaning set forth in Section 6.3.3.

1.137.“Marketing Approval” means, with respect to a Licensed Product in a particular jurisdiction, all approvals (including approvals resulting from any priority review, breakthrough therapy, accelerated approval or fast track application or submission), licenses, registrations or authorizations necessary for the Commercialization of such Licensed Product in such jurisdiction, including, with respect to the United States, approval of an Approval Application for such Licensed Product by the FDA and with respect to the European Union, approval of an Approval Application for such Licensed Product by the European Commission or the applicable Regulatory Authority in any particular country in the EU, but excluding, in each case, Price Approval.

1.138.“Milestone Event” has the meaning set forth in Section 7.5.2.

1.139.“Milestone Payment” has the meaning set forth in Section 7.5.2.

1.140.“NDA” means a new drug application that is submitted to the FDA for a Licensed Product, pursuant to 21 C.F.R. § 314.3.

1.141.“Net Sales” means the [***] invoiced price for Licensed Products sold by Vertex, its Affiliates or Sublicensees (the “Selling Party”) to Third Parties (excluding sales deferred for GAAP accounting purposes until such sales are recognized), less the following deductions from such [***] amounts (if not already deducted in the amount invoiced), provided and only to the extent that such items are actually allowed and taken by the Selling Party:

(a)c[***];

(b)[***]; provided that, the Selling Party shall use Commercially Reasonable Efforts to [***];

(c)[***];

(d)[***], to the extent incurred by a Selling Party and not reimbursed by a non-related party;

(e)[***]; and

(f)[***], to the extent borne by the Selling Party, provided that [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

Only items in (a)-(f) above that are deducted from the Selling Party’s [***] sales of Licensed Product(s), as included in the Selling Party’s published financial statements and that are in accordance with GAAP, applied on a consistent basis, will be deducted from such [***] sales for purposes of the calculation of Net Sales. Notwithstanding the foregoing, amounts written off by the Selling Party by reason of uncollectible debt or pursuant to clause (f) above may be deducted from Net Sales in accordance with clause (b) and clause (f) above, respectively, regardless of its classification in the Selling Party’s published financial statements.

A qualifying amount may be deducted only once regardless of the number of the preceding categories that describes such amount. If a Selling Party makes any adjustment to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments and payment of any royalties due will be reported with the next quarterly report. Sales between or among Vertex, its Affiliates and Sublicensees will be excluded from the computation of Net Sales, but Net Sales will include the subsequent final sales to Third Parties by Vertex or any such Affiliates or Sublicensees. A Licensed Product will not be deemed to be sold if the Licensed Product is provided free of charge to a Third Party in reasonable quantities as a sample consistent with industry standard promotional and sample practices.

If a sale, transfer or other disposition with respect to a Licensed Product involves consideration other than cash or is not at arm’s length, the Net Sales from such sale, transfer or other disposition will be calculated on the average Net Sales price of the Licensed Product in arm’s length sales for cash in the relevant country during the same Calendar Quarter as such sale, transfer or other disposition or in the absence of such sales, the fair market value of the Licensed Product as mutually determined by the Parties in good faith.

Solely for purposes of calculating Net Sales, if, in any country, Vertex or its Affiliates or any permitted Sublicensee sells [***] (each, an “Other Product”) [***] (such combination product, a “Combination Product”), Net Sales of such Combination Product in such country for the purpose of determining the payments due to Company pursuant to this Agreement will be calculated by [***] (“Combination Product Net Sales”) [***].

1.142.“New Company Agreement” has the meaning set forth in Section 7.7.2.

1.143.“New Platform Agreement” has the meaning set forth in Section 7.7.1.

1.144.“Non-Bankrupt Party” has the meaning set forth in Section 5.5.

1.145.“Non-Breaching Party” means the Party that believes the other Party is in material breach of this Agreement.

1.146.“Non-Defending Party” has the meaning set forth in Section 8.3.

1.147.“Option” has the meaning set forth in Section 4.1.

1.148.“Option Deadline” has the meaning set forth in Section 4.1.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.149.“Option Exercise Data Package” means, with respect to each Development Candidate, a package containing the information specified in Schedule 1.149 to be included in the Option Exercise Data Package for such Development Candidate.

1.150.“Option Exercise Fee” has the meaning set forth in Section 7.3.

1.151.“Option Exercise Notice” has the meaning set forth in Section 4.1.2.

1.152.“Other Company License Agreement” has the meaning set forth in Section 7.7.1.

1.153.“Other Product” has the meaning set forth in Section 1.141.

1.154.“Out-of-Pocket Costs” means, with respect to a Party, costs and expenses actually paid by such Party or its Affiliates to Third Parties (or payable to Third Parties and accrued in accordance with GAAP), other than employees of such Party or its Affiliates. For clarity, Out-of-Pocket Costs includes costs and expenses paid by Company to Third Party contractors in the performance of Follow-On Research and Manufacturing Technology Transfer.

1.155.“Party” or “Parties” has the meaning set forth in the Preamble.

1.156.“Patents” means all rights and interests in and to granted or issued patents and pending patent applications in any country, jurisdiction or region (including inventor’s certificates and utility models), including all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals, renewals and all patents granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations and patents of addition thereof, including patent term extensions and supplementary protection certificates, international patent applications filed under the Patent Cooperation Treaty (PCT) and any national stage application and any equivalents to any of the foregoing.

1.157.“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.158.“Phase 2 Clinical Trial” means any Clinical Trial of a Licensed Product as described in 21 C.F.R. § 312.21(b), or, with respect to a jurisdiction other than the United States, a similar Clinical Trial of a Licensed Product. For clarity, Phase 2 Clinical Trial includes any Phase 2a clinical study of a Licensed Product or Phase 2b clinical study of a Licensed Product.

1.159.“PHSA” means the U.S. Public Health Service Act, as amended, and the rules and regulations promulgated thereunder.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.160.“Pivotal Clinical Trial” means, with respect to a Licensed Product, (a) a pivotal Clinical Trial in humans performed to gain evidence of the efficacy of such Licensed Product in a target population, and to obtain expanded evidence of safety for such Licensed Product that is needed to evaluate the overall benefit-risk relationship of such Licensed Product, [***] that could lead to obtaining Marketing Approval from a Regulatory Authority for such Licensed Product or (b) a Clinical Trial as described in 21 C.F.R. § 312.21(c), or, with respect to a jurisdiction other than the United States, a similar Clinical Trial of a Licensed Product.

1.161.“Preexisting Affiliate” means, with respect to a Party that is subject to a Change of Control, any Affiliate of such Party following such Change of Control that was an Affiliate of such Party prior to such Change of Control.

1.162.“Price Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of any government approval, agreement, determination or decision establishing such reimbursement authorization or pricing approval or determination.

1.163.“Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been or may in the future be commenced, brought, conducted or heard at law or in equity or before any Governmental Authority.

1.164.“Product Agreement Know-How” has the meaning set forth in Section 8.1.2(c).

1.165.“Product Agreement Patents” has the meaning set forth in Section 8.1.2(c).

1.166.“Product Agreement Technology” has the meaning set forth in Section 8.1.2(c).

1.167.“Proposed New Company Agreement” has the meaning set forth in Section 7.7.1.

1.168.“Prosecution and Maintenance” or “Prosecute and Maintain” means, with respect to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as handling re-examinations and reissues with respect to such Patent, together with the conduct of derivation proceedings, the defense of oppositions, post-grant patent proceedings (such as inter partes review and post grant review) and other similar proceedings with respect to such Patent.

1.169.“R&D Supply Agreement” has the meaning set forth in Section 6.3.2.

1.170.“Receiving Party” has the meaning set forth in Section 12.1.

1.171.“Reduction Circumstances” has the meaning set forth in Section 7.6.3.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.172.“Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union or the EMA), regional, state or local regulatory agency, department, bureau, board, commission, council or other Governmental Authority that holds responsibility for development and commercialization of, or the granting of Marketing Approval for, a pharmaceutical product in such country or region.

1.173.“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any data exclusivity rights or other exclusive right, other than a Patent, granted, conferred or afforded by any Regulatory Authority in such country or otherwise under Applicable Law with respect to such Licensed Product in such country, which either confers exclusive marketing rights with respect to a product or prevents another party from using or otherwise relying on the data supporting the approval of the Marketing Approval for a product without the prior written authorization of the Marketing Approval holder, as applicable, such as new chemical entity exclusivity, exclusivity associated with new Clinical Trials necessary to approval of a change (e.g., new indication or use), orphan drug exclusivity, non-patent-related pediatric exclusivity, or any other applicable marketing or data exclusivity, including any such periods under national implementations in the EU of Article 10 of Directive 2001/83/EC, Article 14(11) of Parliament and Council Regulation (EC) No 726/2004, Parliament and Council Regulation (EC) No 141/2000 on orphan medicines, Parliament and Council Regulation (EC) No 1901/2006 on medicinal products for pediatric use and all international equivalents.

1.174.“Regulatory Filings” means, collectively: (a) all INDs, Approval Applications, establishment license applications, Drug Master Files, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FD&C Act (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FD&C Act (21 U.S.C. § 355(b)(4)(B)) and all other similar filings (including counterparts of any of the foregoing in any country or region in the Territory); (b) any applications for Marketing Approval or Price Approval and other applications, filings, dossiers or similar documents submitted to a Regulatory Authority in any country for the purpose of obtaining Marketing Approval or Price Approval from that Regulatory Authority; (c) any Patent-related filings with any Regulatory Authority; (d) all supplements and amendments to any of the foregoing; (e) all documents referenced in the complete regulatory chronology for each Marketing Approval; (f) foreign equivalents of any of the foregoing; and (g) all data and other information contained in, and correspondence with any Regulatory Authority relating to, any of the foregoing.

1.175.“Research” means conducting research activities to discover, design, optimize, deliver and advance potential Development Candidates, Licensed ETBs and Licensed Products, including pre-clinical studies and optimization, but specifically excluding Development, Manufacture and Commercialization. When used as a verb, “Researching” means to engage in Research.

1.176.“Research Activities” means the activities set forth in the Research Plan.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.177.“Research Plan” means the research plan attached hereto as Schedule 1.177, as such research plan may be updated pursuant to Section 2.2.3 or Section 2.3.

1.178.“Reserved Target” has the meaning set forth in Section 2.3.1.

1.179.“Reserved Target Designation Date” has the meaning set forth in Section 2.3.1.

1.180.“Reserved Target Notice” has the meaning set forth in Section 2.3.1.

1.181.“Reserved Target Outside Date” means the date that is [***] after the Reserved Target Designation Date.

1.182.“Residual Knowledge” means knowledge, techniques, experience and Know-How that are (a) reflected in any Confidential Information owned or Controlled by the Disclosing Party and (b) retained in the unaided memory of any authorized representative of the Receiving Party after having access to such Confidential Information. A Person’s memory will be considered to be unaided if the Person has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it. In no event, however, will Residual Knowledge include any knowledge, techniques, experience or Know-How to the extent (at any time, for such time) within the scope of any Patent owned or Controlled by the Disclosing Party.

1.183.“Royalty Term” means, with respect to a Licensed Product in a country, the period commencing on the First Commercial Sale of such Licensed Product in such country and ending upon the latest of: (a) the expiration of the last Valid Claim of a Licensed Patent that Covers such Licensed Product or the method of use or manufacture of such Licensed Product in such country; (b) [***] after the First Commercial Sale of such Licensed Product in such country; or (c) expiration of Regulatory Exclusivity, if any, in such country with respect to such Licensed Product.

1.184.“Rules” has the meaning set forth in Section 13.12.3.

1.185.“Sales Milestone Event” has the meaning set forth in Section 7.5.2.

1.186.“Sales Milestone Payment” has the meaning set forth in Section 7.5.2.

1.187.“Secondary Indication” means, with respect to a Licensed Product and a regulatory jurisdiction, any Indication that is not the first Indication for which such Licensed Product has received Marketing Approval in such regulatory jurisdiction.

1.188.“Selling Party” has the meaning set forth in Section 1.141.

1.189.“Subcontractor” means a Third Party (including any consultant, subcontractor, academic researcher or other vendor) engaged by a Party to conduct activities on behalf of such Party or its Affiliates under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.190.“Sublicense” means, directly or indirectly, to sublicense or grant any other right under the rights granted to Vertex hereunder. When used as a noun, “Sublicense” means any agreement to Sublicense.

1.191.“Sublicensee” means an Affiliate or Third Party, other than a Distributor, to whom Vertex (or a Sublicensee or Affiliate) Sublicenses any of the rights granted to Vertex under this Agreement during the Term.

1.192.“Target” means a specific protein that is associated with an ENSEMBL GENE ID, together with any and all naturally occurring mutations, variants and alternative sequences thereof, and fragments or peptides thereof that are of sufficient specificity or length to still uniquely match the original ENSEMBL GENE ID.

1.193.“Target Availability Notice” has the meaning set forth in Section 2.3.2.

1.194.“Term” has the meaning set forth in Section 11.1.

1.195.“Terminated Target” means any Collaboration Target with respect to which, as of the applicable Option Deadline for the final Development Candidate (as determined by the JAC), Vertex has not exercised any Option for any Development Candidate directed against such Collaboration Target.

1.196.“Territory” means worldwide.

1.197.“Third Party” means any Person other than Vertex, Company or their respective Affiliates.

1.198.“Third Party Infringement Claim” has the meaning set forth in Section 8.3.

1.199. “Unavailable Target” means any Target for which (a) Company has established an internal research program with respect to such Target whereby Company is actively pursuing, has committed an approved budget with respect to, or has entered into a Third Party contract with respect to, the identification of products directed against such Target using the ETB Platform, or (b) Company has executed a binding, arm’s length agreement with a Third Party, which agreement would be breached if such Target became a Reserved Target or an Additional Target pursuant to the terms of this Agreement.

1.200.“United Kingdom” or “U.K.” means the United Kingdom of Great Britain and Northern Ireland, as it may be constituted from time to time. For clarity, United Kingdom will at all times include England.

1.201.“United States” or “U.S.” means the United States of America and all of its districts, territories and possessions.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

1.202.“Valid Claim” means a claim (a) of any issued or granted, unexpired United States or foreign Patent, which has not, in the country or jurisdiction of grant or issuance, been donated to the public, disclaimed, held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (b) of any United States or foreign patent application, which has not, in the country in question, been cancelled, withdrawn, or abandoned (without the possibility of appeal, reinstatement or re-filing). Notwithstanding the foregoing, on a country-by-country or jurisdiction-by-jurisdiction basis, a patent application pending for more than seven years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a Patent that meets the criteria set forth in clause (a) above with respect to such application issues.

1.203.“Vertex” has the meaning set forth in the Preamble.

1.204.“Vertex Agreement Know-How” means any Product Agreement Know-How and any other Agreement Know-How solely owned by Vertex pursuant to Section 8.1.2(d).

1.205.“Vertex Agreement Patent” means any Product Agreement Patent and any other Agreement Patent solely owned by Vertex pursuant to Section 8.1.2(d).

1.206.“Vertex Agreement Technology” means all Vertex Agreement Know-How and Vertex Agreement Patents.

1.207.“Vertex Background Know-How” means, on a Collaboration Target-by-Collaboration Target or Vertex Target-by-Vertex Target (with respect to Follow-On Research) basis, any Know-How, other than Vertex Agreement Know-How and Joint Agreement Know-How, that is Controlled by Vertex or its Affiliates as of the Effective Date or during the Term and is actually provided or made available by or on behalf of Vertex to Company under this Agreement for use in the Research Activities allocated to Company under each Research Plan with respect to such Collaboration Target or the Follow-On Research with respect to such Vertex Target, as applicable.

1.208.“Vertex Background Patent” means, on a Collaboration Target-by-Collaboration Target or Vertex Target-by-Vertex Target (with respect to Follow-On Research) basis, any Patent, other than Vertex Agreement Patents or Joint Agreement Patents, that is Controlled by Vertex or its Affiliates as of the Effective Date or during the Term and Covers any Vertex Background Know-How.

1.209.“Vertex Background Technology” means the Vertex Background Know-How and the Vertex Background Patents.

1.210.“Vertex Indemnified Party” has the meaning set forth in Section 10.1.2.

1.211.“Vertex Target” means any Collaboration Target for which Vertex has exercised an Option under this Agreement for at least one Development Candidate directed against such Collaboration Target.

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1.212.“Vertex Technology” means the Vertex Background Technology, the Vertex Agreement Technology and Vertex’s interest in the Joint Agreement Technology.

ARTICLE 2.
RESEARCH

2.1.Research Overview. On a Collaboration Program-by-Collaboration Program basis, Company (directly or through its Affiliates or Subcontractors) will use Commercially Reasonable Efforts to perform the Research Activities for such Collaboration Program, for the purpose of generating Development Candidate(s) directed against the applicable Collaboration Target in accordance with the Research Plan. The Parties acknowledge that each Collaboration Program could result in the identification of no Development Candidate(s) for such Collaboration Program or multiple Development Candidates for such Collaboration Program.

2.2.Research Activities.

2.2.1.Development and Approval of Research Plan. The Research Plan sets forth, and any amendment or update to the Research Plan approved in accordance with the terms of this Agreement will set forth, (i) the anticipated start date of the Research Activities for the applicable Collaboration Target, (ii) a high-level description of the activities Company anticipates are reasonably necessary to identify a Development Candidate for the applicable Collaboration Target, (iii) projected high-level estimates on the timeline for activities under the Research Plan and (iv) anticipated FTEs intended to be allocated to activities under the Research Plan, which FTEs shall be suitably qualified to conduct such activities. In the event of any inconsistency between the Research Plan and this Agreement, the terms of this Agreement will prevail.

2.2.2.Conduct of Collaboration Programs. Company (directly or through its Affiliates or Subcontractors) will perform the Research Activities in accordance with the Research Plan in a professional and timely manner and in accordance with all Applicable Laws.

2.2.3.Amendments to Research Plan. Company or Vertex may provide any proposed amendments to the Research Plan to the JAC for review and approval. The JAC may amend the Research Plan at any time; provided that, notwithstanding Section 3.1.4, such amended Research Plan shall (a) at all times meet the requirements set forth in Section 2.2.1 and (b) not materially decrease the Research Activities or decrease the level of scientific experience and expertise of the FTEs performing Research Activities without Vertex’s written consent. Notwithstanding the foregoing or Section 3.1.4, [***], provided that Company will remain obligated to conduct all proposed Research Activities that are consistent with [***], or, if the Research Plan was previously amended in accordance with this Agreement, as of the most recent amendment effective date of the Research Plan, [***]. Any such costs that the Parties agree will be incurred by Company and reimbursed by Vertex will be reimbursed in accordance with Section 7.8.

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2.2.4.Costs of Research. With respect to the Collaboration Program for the Initial Target, all Research Activities will be conducted by Company (directly or through its Affiliates or Subcontractors) at Company’s sole cost and expense (except as set forth in Section 2.2.3 and Section 7.8 and as otherwise may be agreed by the Parties in writing) in accordance with the Research Plan. If Vertex exercises the Additional Target Option, then, with respect to the Collaboration Program for the Additional Target, Vertex shall reimburse Company in accordance with Section 7.8 for Company’s [***] incurred in conducting (directly or through its Affiliates or Subcontractors) the applicable Research Activities in accordance with the Research Plan and the Additional Target Research Budget, as the same may be updated or amended.

2.3.Additional Target Option. During the Additional Target Option Period, subject to Section 2.3.2, Company hereby grants to Vertex an option (the “Additional Target Option”) to designate (a) one additional Target or (b) in the case of exercise of the Additional Target Option for the purpose of generating Development Candidates that are [***], either (i) [***] or (ii) [***], in each case ((a) and (b)) as a Collaboration Target under this Agreement (any such Target, other than the Initial Target, described in [***], an “Additional Target”). Vertex may exercise the Additional Target Option at any time during the Additional Target Option Period by providing written notice to the Gatekeeper (or, in the case of exercise of the Additional Target Option for the Reserved Target, written notice to the Gatekeeper and Company) (in either case, the “Additional Target Option Exercise Notice”), which Additional Target Option Exercise Notice will identify the proposed Additional Target, provided that, after the [***] anniversary of the Effective Date until the end of the Additional Target Option Period, if applicable, Vertex may only exercise the Additional Target Option for the Reserved Target. If Vertex delivers an Additional Target Option Exercise Notice and (x) the proposed Additional Target is the Reserved Target or (y) the proposed Additional Target is not the Reserved Target, but the applicable Target Availability Notice delivered by the Gatekeeper pursuant to Section 2.3.2 states that such proposed Additional Target is not an Unavailable Target, then, in either case ((x) or (y)), Vertex will pay Company the Additional Target Option Exercise Fee in accordance with Section 7.4, and such proposed Additional Target will automatically be deemed the “Additional Target” under this Agreement upon such payment of the Additional Target Option Exercise Fee. [***]. Within [***] following Vertex’s delivery to Company of the Additional Target Option Exercise Notice, Company will update the Research Plan to add (A) Research Activities designed to identify and Research ETBs directed against the Additional Target, which Research Activities will be substantially similar in scope to the Research Activities contemplated in Schedule 1.177 as of the Effective Date for the Collaboration Program for the Initial Target, unless otherwise agreed to by the Parties, (B) a budget for such Research Activities, which budget will use methodologies consistent with the internal budget used by Company for the Collaboration Program for the Initial Target (the “Additional Target Research Budget”), and (C) criteria for the designation of Development Candidates directed against the Additional Target, which criteria will be consistent with those criteria set forth in the Research Plan for the Initial Target, and will provide the updated Research Plan to the JAC for review and approval. Any such updated Research Plan will at all times meet the requirements set forth in Section 2.2.1.

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2.3.1.Reserved Targets. At any time during the period between the Effective Date and the [***] anniversary of the Effective Date prior to Vertex’s exercise of the Additional Target Option, subject to Section 2.3.2, Vertex may designate a single Target as reserved for the Additional Target Option (the “Reserved Target”) by providing written notice to the Gatekeeper (the “Reserved Target Notice”), which Reserved Target Notice will identify the proposed Reserved Target. In such event, unless the applicable Target Availability Notice delivered by the Gatekeeper pursuant to Section 2.3.2 states that such proposed Reserved Target is an Unavailable Target, such proposed Reserved Target will automatically be designated as the Reserved Target as of the date the Gatekeeper identifies the Reserved Target in the Target Availability Notice provided to the Parties pursuant to Section 2.3.2 (such date, the “Reserved Target Designation Date”). [***]. Unless the applicable Target Availability Notice delivered by the Gatekeeper pursuant to Section 2.3.2 states that such proposed other Target is an Unavailable Target, such proposed other Target will automatically be designated as the Reserved Target, and the Target formerly designated as the Reserved Target will no longer be the Reserved Target; provided that the Reserved Target Designation Date shall remain the same and neither the Reserved Target Designation Date nor the Reserved Target Outside Date shall be modified in the event [***]. Notwithstanding anything to the contrary in this Agreement, if Vertex does not exercise its Additional Target Option to add the Reserved Target as an Additional Target prior to the Reserved Target Outside Date, such Reserved Target will no longer be a Reserved Target, provided that Vertex may still exercise the Additional Target Option for such former Reserved Target during the Additional Target Option Period, subject to the procedures set forth in Section 2.3.2 (for clarity, as long as such former Reserved Target does not become an Unavailable Target). If Vertex exercises the Additional Target Option to add Target(s) that are not the Reserved Target as the Additional Target, then the Reserved Target will cease to be a Reserved Target effective as of the exercise of the Additional Target Option.

2.3.2.Unavailable Targets. On or before the Effective Date, Company will have established an account (the “Gatekeeper Account”) with a Third Party mutually agreed to by the Parties (the “Gatekeeper”) for the purpose of depositing a list of Unavailable Targets, which Company will have deposited in the Gatekeeper Account on or before the Effective Date. Concurrently with the establishment of the Gatekeeper Account, the Parties and the Gatekeeper will enter into a three-way agreement (the “Gatekeeper Agreement”) governing the use and purpose of the Gatekeeper Account, a form of which is attached hereto as Schedule 2.3.2. The Gatekeeper Agreement will provide that, if Vertex proposes to (a) exercise the Additional Target Option to designate an Additional Target or (b) designate a Reserved Target, then (i) Vertex shall provide to the Gatekeeper the Additional Target Option Exercise Notice or the Reserved Target Notice, as applicable, identifying the proposed Additional Target or the proposed Reserved Target, as applicable, (ii) the Gatekeeper shall notify Company within two Business Days that Vertex has indicated interest in an unspecified Additional Target or an unspecified Reserved Target, as applicable (without identifying the proposed Additional Target or Reserved Target, as applicable, to Company), (iii) within [***] after such notice, Company shall provide the Gatekeeper with an updated list of Unavailable Targets as of the date of the Additional Target Option Exercise Notice or the Reserved Target Notice, as applicable (which updated list shall remove any Target formerly identified as an Unavailable Target that no longer satisfies the definition of an Unavailable Target), and (iv) within [***] after the Gatekeeper’s receipt of Company’s updated list of Unavailable Targets, the Gatekeeper shall notify the Parties whether the proposed Additional Target or Reserved Target, as applicable, is an Unavailable Target (a “Target Availability Notice”). If the proposed Additional Target or Reserved Target, as applicable, is not an Unavailable Target, the Target Availability Notice will include the identity of such proposed Additional Target or Reserved Target, as applicable. Company will be solely responsible for all expenses relating to the Gatekeeper Account.

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2.4.Rights to Antibodies. Company will use [***] to obtain rights to Antibodies directed against each Collaboration Target and having properties as specified in the Research Plan, either by license from a Third Party or through engaging a Subcontractor, each as identified in the Research Plan, to identify such Antibodies. Company and Vertex will confer and collaborate with respect to obtaining rights to such Antibodies, and the Parties shall mutually agree on whether to license or acquire such rights, and from which Third Party identified in the Research Plan. Following such agreement of the Parties, Company will use [***] to negotiate a license or subcontract with such Third Party (or, as applicable, a new statement of work under an existing agreement with such Third Party) and will provide Vertex with the right to review and approve any such contract between Company or its Affiliates and such Third Party (each such agreement, including any such statements of work, an “Antibody Agreement”). Company will not enter into or subsequently amend any Antibody Agreement without the prior written approval of Vertex, which approval may be conditioned, delayed or withheld in Vertex’s sole discretion. [***] shall be [***] responsible for any payment obligations arising under any Antibody Agreement approved by Vertex directly as a result of the Research of such Antibodies directed against a Collaboration Target by or on behalf of Company, Vertex or any of their respective Affiliates or Vertex’s Sublicensees; provided that, if any such payment obligations constitute milestone or royalty payments due under such Antibody Agreement, after application of all available reductions to and deductions from such payment obligations under the applicable Antibody Agreement, Company shall provide Vertex with a reasonably detailed invoice for such milestone and royalty payments made by Company within [***] of the end of each Calendar Quarter in which any such payments were made by Company, and Vertex shall pay the undisputed portion of such invoice within [***] of receipt thereof. The provision of Section 7.9 shall apply to such amounts paid or payable by Vertex, mutatis mutandis. In the event that Vertex does not approve an Antibody Agreement [***], Vertex may contract directly with the applicable Third Party to obtain rights to such Antibody, in which case, (a) [***] incurred in obtaining such Antibody (i.e., [***]) up to [***] per Antibody Agreement for up to [***] Antibody Agreements, provided that (i) if Company has already entered into one Antibody Agreement, [***]. Without limiting the provisions of Section 8.1.2, if Vertex exercises the Option with respect to a Development Candidate and pays the applicable Option Exercise Fee in accordance with this Agreement, Company hereby assigns and agrees assign to Vertex or its designee (x) if the rights to the applicable Antibody(ies) have been licensed by Company, the Antibody Agreement related to the applicable Antibody(ies) or (y) if the rights to the applicable Antibody(ies) are owned by Company, all intellectual property rights related to the applicable Antibody(ies), in each case, that are included in the applicable Development Candidate with respect to such exercised Option (to the extent not already assigned to Vertex pursuant to Section 8.1.2).

2.5.Follow-On Research. On a Development Candidate-by-Development Candidate basis, following the License Effective Date with respect to such Development Candidate, Vertex may request for Company to conduct additional research activities with respect to the applicable Licensed ETBs or Licensed Products, and Company may agree, in its discretion, to conduct such additional research activities. On a Development Candidate-by-Development Candidate basis, any such additional research activities that are mutually agreed by the Parties with respect to such Development Candidate in accordance with this Section 2.5 will be “Follow-On Research” for such Development Candidate. Prior to Company commencing any Follow-On Research with

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respect to a Development Candidate, the Parties shall mutually agree upon (a) a plan for such Follow-On Research, which plan shall specify the duration of such Follow-On Research (the “Follow-On Research Plan”) and (b) a corresponding budget for such Follow-On Research (the “Follow-On Research Budget”). Following the Parties’ agreement on a Follow-On Research Plan with respect to a Development Candidate, Company, directly or through its Affiliates or Subcontractors, will use Commercially Reasonable Efforts to perform the Follow-On Research for such Development Candidate in accordance with such Follow-On Research Plan, in a professional and timely manner and in accordance with all Applicable Laws. Either Party may, at any time, propose updates or amendments to any Follow-On Research Plan, which updates or amendments shall only become effective by mutual agreement of the Parties. Notwithstanding the foregoing or Section 3.1.4, [***], provided that Company will remain obligated to conduct all proposed Follow-On Research activities [***], or if the Follow-On Research Plan was previously amended in accordance with this Agreement, in the then-current Follow-On Research Plan as amended, [***]. Vertex shall reimburse Company in accordance with Section 7.8 for Company’s [***] incurred in conducting such Follow-On Research in accordance with the Follow-On Research Plan and Follow-On Research Budget, as the same may be updated or amended.

2.6.Subcontracting. Subject to Section 2.4, Company may engage Subcontractors to perform Research Activities or Follow-On Research (as applicable); provided that (a) the applicable provisions of each agreement between Company and a Subcontractor shall be consistent with the corresponding provisions of this Agreement, including Section 8.1, and shall include confidentiality provisions that are at least as restrictive as those described in ARTICLE 12; (b) Company shall include in each such contract an assignment provision that permits Company to assign such contract to Vertex after the applicable License Effective Date, to the extent such contract (i) [***], and (ii) either (x) [***] or (y) [***]; and (c) Company shall not engage any Subcontractor to conduct any such activities without Vertex’s prior written consent in each case, provided that Vertex’s approval of a Research Plan or a Follow-On Research Plan naming such Subcontractor and the relevant activities to be subcontracted shall be deemed to constitute Vertex’s consent to the engagement of such Subcontractor with respect to such activities. Subject to Section 2.4, Company will be responsible for the effective and timely management of, and payment, of its Subcontractors, at Company’s sole cost and expense, subject to Section 7.8. The engagement of any Subcontractor in compliance with this Section 2.6 shall not relieve Company of its obligations under this Agreement.

2.7.Records; Reporting.

2.7.1.Records. Company shall maintain, and shall cause its Affiliates and Subcontractors to maintain, records of the Research Activities and Follow-On Research (as applicable) in sufficient detail and in good scientific manner appropriate for scientific, patent and regulatory purposes, which shall be complete and accurate in all material respects and shall fully and properly reflect all work done, data and developments made, and results achieved.

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2.7.2.Progress Reports. During any period that Company is conducting Research Activities or Follow-On Research, Company shall furnish to the JAC (or, if the JAC has disbanded, directly to Vertex), within [***] after the end of each Calendar Quarter, an update on Company’s progress under the Research Plan for the applicable Collaboration Program or Follow-On Research Plan, as the case may be, with respect to the performance of the Research Activities or Follow-On Research (as applicable) during the relevant Calendar Quarter, including a summary of any results and data generated by Company under such Research Plan or Follow-On Research Plan and an overview of the resources, including an overview of FTEs, allocated to activities under such Research Plan or Follow-On Research Plan during the relevant Calendar Quarter. Company shall provide the JAC (or, if the JAC has disbanded, Vertex) with such other information with respect to the Collaboration Programs or Follow-On Research in Company’s Control as any member of the JAC (or Vertex) may reasonably request. All such updates and other information provided by Company shall be Company’s Confidential Information and shall be subject to the terms of ARTICLE 12, provided, however, that (a) any such updates and other information solely regarding a Development Candidate for which Vertex has exercised the Option shall, from and after the applicable License Effective Date, be Vertex’s Confidential Information and (b) any such updates or other information regarding both a Development Candidate for which Vertex has exercised the Option and one or more other Development Candidates for which Vertex has not exercised the Option shall, from and after the applicable License Effective Date, be the Confidential Information of both Parties.

ARTICLE 3.

GOVERNANCE

3.1.Joint Advisory Committee.

3.1.1.Formation. Within [***] after the Effective Date, the Parties will establish a joint advisory committee (the “JAC”) to act as a forum to review, discuss and oversee activities under this Agreement and to address issues and share information relating to the Research Plan and, if applicable, any Follow-On Research Plan. The JAC will be comprised of [***] representatives from each Party, or such other equal number of representatives from each Party as the Parties may agree. Each Party’s representatives on the JAC shall be of the seniority and experience appropriate in light of the functions and responsibilities of the JAC. In addition, each Party may invite a reasonable number of additional subject matter experts or relevant personnel of such Party to participate in discussions and meetings of the JAC; provided that no such experts or personnel will have the authority to vote on any matters under consideration by the JAC. Each Party’s representatives on the JAC and all other individuals attending or participating in discussions and meetings of the JAC will be bound under written confidentiality and non-use obligations that are no less restrictive than the provisions of ARTICLE 12 with respect to information disclosed in such discussions or meetings. Each Party may replace its representatives on the JAC at any time upon written notice to the other Party (which notice may be given by email or in accordance with Section 13.5). The Company will designate the chairperson of the JAC from the Effective Date until the end of Calendar Year 2020, Vertex will designate the chairperson of the JAC from the start of Calendar Year 2021 until the end of Calendar Year 2021, and the JAC chairperson will alternate between the Parties annually thereafter. The chairperson of the JAC will be responsible for setting the agenda for meetings of the JAC with input from the other members of the JAC, and for conducting the meetings of the JAC. The JAC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

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3.1.2.Responsibilities. In addition to its overall responsibility to provide oversight and to facilitate information sharing between the Parties with respect to the Research Activities and, if applicable, the Follow-On Research, the JAC will:

(a)review, discuss, and approve amendments or updates to the Research Plan;

(b)review and discuss all material Research Activities undertaken by or on behalf of Company under the Research Plan, including the exchange and review of data and information generated pursuant to the Research Plan;

(c)determine whether to designate as a Development Candidate for a Collaboration Program any ETB directed against the Collaboration Target with respect to such Collaboration Program that has not otherwise satisfied the applicable criteria for a Development Candidate set forth in the Research Plan;

(d)determine the final Development Candidate under a Collaboration Program;

(e)discuss Company’s progress toward preparation of each Option Exercise Data Package;

(f)oversee the transfer of Licensed Know-How to Vertex in accordance with Section 5.3;

(g)discuss and oversee any Follow-On Research that is mutually agreed by the Parties with respect to a Vertex Target; and

(h)perform such other duties as are specifically assigned to the JAC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

3.1.3.Meetings; Minutes.

(a)The JAC will meet in person or by teleconference at least [***] on such dates and at such times and places as agreed to by the members of the JAC; provided that at least [***] shall be in person unless the Parties agree otherwise. Each Party will be responsible for its own expenses relating to attendance at, or participation in, JAC meetings.

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(b)The responsibility for preparing the minutes of the JAC’s meetings will alternate between the Alliance Managers on a meeting-by-meeting basis. The Alliance Manager responsible for the minutes will provide the other Alliance Manager and the members of the JAC with draft written minutes for the JAC’s approval within [***] after each meeting setting forth, among other things, a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JAC. Such minutes will be effective only after being approved by both Parties. If the minutes of any meeting of the JAC are not unanimously approved by the JAC within [***] after such meeting, then the Party objecting to the approval of such minutes will append a notice of objection with the specific details of the objection to the proposed minutes.

3.1.4.JAC Decision-Making. The JAC will use reasonable, good faith efforts to reach unanimous agreement with respect to all matters within the JAC’s authority, and no action or decision will be taken by the JAC without unanimous consent of the JAC’s members. If the JAC is not able to reach agreement with respect to a matter at a duly called meeting of the JAC, either Party may refer such matter to the Executive Officers of the Parties by delivering written notice to the other Party, and the Executive Officers will confer in good faith on the resolution of the issue for a [***] period (or such other period of time as mutually agreed by the Executive Officers) following receipt of such written notice. If such matter is not resolved by the Executive Officers within such [***] period, then (a) Company will have the final decision-making authority with respect to [***], (b) the Parties will decide by mutual agreement whether [***], (c) the Parties will determine by mutual agreement [***], (d) the Parties will decide by mutual agreement any [***], and (e) Vertex will have the final decision-making authority [***]; provided, however, that neither Party may exercise final decision-making authority if such decision would [***] without the other Party’s prior written consent. Notwithstanding any provision of this ARTICLE 3 to the contrary, the JAC will not have the authority to amend the terms or conditions of this Agreement, interpret this Agreement, or determine whether or not a Party has met its obligations under this Agreement or whether or not a breach of this Agreement has occurred.

3.1.5.Discontinuation of the JAC. The JAC will continue to exist until the first to occur of (a) the Parties mutually agreeing to terminate the JAC, (b) the completion or termination of the Research Plan (provided that Vertex may elect to reconstitute the JAC in the event of any Follow-On Research, and thereafter the JAC will continue to exist for the sole purpose of discussing and overseeing the Follow-On Research until the completion or termination of the Follow-On Research Plan), or (c) the expiration or termination of this Agreement for any reason.

3.2.IP Committee. Within [***] after the Effective Date, the Parties will form a committee (the “IP Committee”), composed of an equal number of representatives from each Party having relevant expertise, to coordinate the Prosecution and Maintenance of Licensed Patents. The IP Committee will meet in person or by means of telephone or video conference at least [***] during the Term. Each Party may replace its representatives on the IP Committee at any time by providing notice in writing to the other Party. The IP Committee will have no decision-making authority, but will act as a discussion forum between the Parties. In addition, each Party may invite a reasonable number of additional subject matter experts or relevant personnel of such Party to participate in discussions and meetings of the IP Committee. Each Party’s representatives on the IP Committee and all other individuals attending or participating in discussions and

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meetings of the IP Committee on behalf of a Party will be bound under written confidentiality and non-use obligations with respect to information disclosed at such meeting that are no less restrictive than the provision of ARTICLE 12.

3.3.Other Committees. The Parties may, by mutual agreement, form such other committees or working groups as may be necessary or desirable to facilitate activities under this Agreement.

3.4.Alliance Managers.

3.4.1.Appointment. Each Party will appoint a representative of such Party to act as its alliance manager under this Agreement (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time upon notice to the other Party. The initial Alliance Managers will be:

For Vertex: [***]

For Company: [***]

3.4.2.Specific Responsibilities. The Alliance Managers will attend all meetings of the JAC, but may not be members of the JAC. The Alliance Managers will serve as the primary contact point between the Parties for the purpose of providing each Party with information regarding the other Party’s activities pursuant to this Agreement and will have the following responsibilities:

(a)schedule meetings of the JAC and circulate draft written minutes as provided in Section 3.1.3(b);

(b)oversee and facilitate the flow of information and otherwise promote communication, coordination and collaboration between the Parties;

(c)provide a single point of communication for seeking consensus, both internally within the respective Party’s organization, and between the Parties regarding key strategy and planning issues; and

(d)perform such other functions as requested by the JAC.

ARTICLE 4.

EXCLUSIVE OPTIONS

4.1.Options. On a Development Candidate-by-Development Candidate basis until the Option Deadline, Company hereby grants to Vertex an exclusive option to obtain the Exclusive License for the applicable Development Candidate and the corresponding Licensed ETBs and Licensed Products (each, an “Option”). For clarity, Vertex may exercise an Option with respect to more than one Development Candidate directed against a given Collaboration Target, and the failure to exercise an Option with respect to any given Development Candidate will not limit Vertex’s ability to exercise an Option with respect to any other Development Candidate.

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4.1.1.Option Exercise Data Package. Within [***] after completion of the final study report for the last non-GLP NHP study conducted by Company with respect to a Development Candidate pursuant to the Research Plan, or otherwise upon Vertex’s earlier written request, Company will deliver to Vertex the Option Exercise Data Package for such Development Candidate (or, in the case of Vertex’s earlier request, Company will deliver all portions of the Option Exercise Data Package for such Development Candidate that are then available and in Company’s possession). If Vertex reasonably determines that any Option Exercise Data Package is incomplete or otherwise does not conform to the requirements of this Agreement, then, within [***] after Vertex’s receipt of such Option Exercise Data Package, Vertex may notify Company of the incomplete or non-conforming status of such Option Exercise Data Package, which notice shall specify the information required to be included in such Option Exercise Data Package which is incomplete or non-conforming (and, if the latter, how the information is non-conforming) (“Incomplete Data Package Notice”). Following Company’s receipt of an Incomplete Data Package Notice, Company will promptly deliver to Vertex the additional information specified in the Incomplete Data Package Notice as needed to complete such Option Exercise Data Package and, within [***] of receipt of such additional information, Vertex will provide Company a written acknowledgement that the Option Exercise Data Package is complete or will provide another Incomplete Data Package Notice. If Vertex does not provide either such acknowledgement or another Incomplete Data Package Notice within such [***] period, the Option Exercise Data Package will be deemed complete. Following Company’s delivery to Vertex of a complete Option Exercise Data Package, Vertex will have the right, prior to the Option Deadline, to reasonably request additional information relating to the applicable Development Candidate, and Company will respond to any such reasonable request promptly with any such additional information that is in its Control; provided that Company shall in no event be required to conduct any new or additional Research or other activities to generate any such additional information.

4.1.2.Option Exercise. Vertex may exercise its Options for one or more Development Candidates arising under a Collaboration Program by providing written notice to Company (the “Option Exercise Notice”) at any time between the Effective Date and the date that is [***] after Company delivers to Vertex a complete Option Exercise Data Package for the final Development Candidate for such Collaboration Program as determined by the JAC (the “Option Deadline”). For clarity, the Option Deadline for the Development Candidates under each Collaboration Program will be calculated based on the date that Company delivers a complete Option Exercise Data Package for such final Development Candidate, and will not be calculated based on the date, if applicable, that Company delivers an Option Exercise Data Package for such final Development Candidate that is incomplete or otherwise does not conform to the requirements of this Agreement as evidenced by an Incomplete Data Package Notice. The Option Exercise Notice will specify the Development Candidate(s) with respect to which Vertex intends to exercise its Options. If Vertex delivers an Option Exercise Notice to Company with respect to one or more Development Candidates arising under a Collaboration Program prior to the Option Deadline, then Vertex will pay Company the Option Exercise Fee in accordance with Section 7.3 with respect to each such Development Candidate. On the License Effective Date for any such Development Candidate, (a) the applicable Collaboration Target will automatically become a “Vertex Target,” and (b) Company will automatically grant to Vertex the Exclusive License for such Development Candidate and the corresponding Licensed ETBs and Licensed Products. On a Development

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Candidate-by-Development Candidate basis, if Vertex fails to provide an Option Exercise Notice in accordance with this Section 4.1.2 with respect to a Development Candidate prior to the Option Deadline, then the Option for such Development Candidate will expire and be of no further force or effect and, for clarity: such Development Candidate shall not be a Licensed ETB; any Agreement Know-How pertaining solely to such Development Candidate shall not be deemed Product Agreement Know-How; and Vertex shall have no rights in or to such Development Candidate.

4.2.HSR Compliance.

4.2.1.HSR Notice. If Vertex determines in good faith upon advice of counsel that an HSR Filing is required to be made under the HSR Act as a result of Vertex’s exercise of an Option and notifies Company of such determination in connection with Vertex’s delivery of the applicable Option Exercise Notice, then (i) the Parties will file an HSR Filing in accordance with Section 4.2.2, and (ii) Vertex’s election to exercise the applicable Option will not be effective (and Vertex will not be obligated to pay the applicable Option Exercise Fee) until the HSR Clearance Date, if any.

4.2.2.HSR Filing. If Vertex notifies Company pursuant to Section 4.2.1 that an HSR Filing is required for Vertex to exercise an Option, then each of Vertex and Company will, within [***] after such notice from Vertex (or such later time as may be agreed to in writing by the Parties), file with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) any HSR Filing required with respect to the transactions contemplated hereby. Each of the Parties agrees to cooperate in the antitrust clearance process, including by furnishing to the other Party such necessary information and reasonable assistance as the other Party may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and other antitrust requirements, and to furnish promptly with the FTC, DOJ, and any other antitrust authority, any information requested by them in connection with such filings. Each Party shall furnish copies (subject to reasonable redactions for privilege or confidentiality concerns) of, and shall otherwise keep the other Party apprised of the status of any material communications with, and any inquiries or requests for additional information from, the FTC, DOJ and any other antitrust authority, and shall comply promptly with any such inquiry or request. Each Party shall give the other Party the opportunity to review in advance, and shall consider in good faith the other Party’s reasonable comments in connection with, any proposed filing or communication with the FTC, DOJ or any other antitrust authority. Each Party shall consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with the FTC, the DOJ or any other antitrust authority with respect to any filings, investigation or inquiry and, to the extent permitted by such antitrust authority, give the other Party to the opportunity to attend and participate therein. Each Party will be responsible for its own costs and expenses (other than filing fees, which Vertex will pay) associated with any HSR Filing.

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4.2.3.HSR Clearance. In furtherance of obtaining clearance for an HSR Filing filed pursuant to this Section 4.2, Company and Vertex will use their respective Commercially Reasonable Efforts (subject to this Section 4.2.3) to resolve as promptly as practicable any objections that may be asserted with respect to this Agreement or the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory law. In connection with such clearance for an HSR Filing from the FTC, the DOJ or any other Governmental Authority, neither Party, nor its Affiliates will be required to (i) sell, divest (including through license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of such Party or any of its Affiliates (or consent to any of the foregoing actions); or (ii) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a Governmental Authority seeking to impose any of the restrictions referenced in clause (i) above.

ARTICLE 5.
LICENSE GRANTS; EXCLUSIVITY

5.1.License Grants to Vertex.

5.1.1.Exclusive License. On a Development Candidate-by-Development Candidate basis, effective upon the License Effective Date for the applicable Development Candidate, Company hereby grants to Vertex and its Affiliates an exclusive, royalty-bearing license, including the right to grant and authorize Sublicenses in accordance with Section 5.1.2, under Company’s and its Affiliates’ interests in the Licensed Technology, to Research, Develop, Manufacture, have Manufactured, Commercialize, use, keep, and otherwise exploit such Development Candidate and all corresponding Licensed ETBs and Licensed Products in the Field in the Territory (each, an “Exclusive License”).

5.1.2.Sublicensing. Vertex and its Affiliates may grant Sublicenses of any Exclusive License through multiple tiers of Sublicenses to one or more Sublicensees. Each such Sublicense will be consistent with the terms of this Agreement and will require the Sublicensee to comply with the terms of this Agreement that are applicable to such Sublicense, including obligations of confidentiality and non-use at least as stringent as those set forth in ARTICLE 12, the reporting obligations set forth under Section 7.5.3 and Section 7.6.7, the record keeping and audit requirements set forth under Section 7.11, and the intellectual property assignment provisions set forth in Section 8.1.2. Vertex will, as soon as reasonably practicable (and in any event within [***] thereafter), provide Company with a copy of each executed Sublicense with a Third Party Sublicensee (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 5.1.2); provided that Vertex shall have no obligation to provide Company with any copy of any Subcontractor agreement. Notwithstanding any Sublicense, Vertex will not be relieved of any of its obligations under this Agreement and will remain primarily liable to Company for the performance of all of Vertex’s obligations under this Agreement and for the acts or omissions of or breach of this Agreement by any Sublicensee.

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5.1.3.Retained Rights. Other than those expressly set forth in this Agreement, no rights or licenses are granted to Vertex by Company hereunder. Company retains all right, title and interest in and to the Licensed Technology, subject to any Exclusive License granted by Company to Vertex pursuant to Section 5.1.1, and all rights not expressly granted by Company to Vertex hereunder are reserved and retained by Company. Notwithstanding any Exclusive License granted to Vertex pursuant to Section 5.1.1, Company will retain rights under the Licensed Technology to the extent necessary to perform its obligations under this Agreement, including to perform the Research Activities and any Follow-On Research as may be agreed by the Parties.

5.2.License Grant to Company.

5.2.1.Research License. Vertex hereby grants to Company and its Affiliates a non-exclusive, fully paid-up, non-transferable (except as provided in Section 13.1), royalty-free license in the Territory, with no right to grant sublicenses except to Subcontractors engaged in accordance with Section 2.6, under the Vertex Technology, solely to perform the Research Activities and, if applicable, the Follow-On Research. Such license shall terminate automatically upon completion of such Research Activities or, if applicable, such Follow-On Research.

5.2.2.Antibody Agreement Technology License. On a Terminated Target-by-Terminated Target basis for any Collaboration Target that becomes a Terminated Target, Vertex shall grant and hereby grants to Company and its Affiliates, effective as of the expiration of the Option Deadline for the final Development Candidate directed against such Terminated Target, an exclusive, royalty-free, irrevocable, perpetual, worldwide license, including the right to grant and authorize sublicenses through multiple tiers, under the Antibody Agreement Technology for such Terminated Target, to [***], subject to the terms and conditions of this Agreement and any relevant Third Party agreements with respect to such Antibody Agreement Technology.

5.3.Technology Transfer after Option Exercise.

5.3.1.Licensed Know-How Transfer. On a Development Candidate-by-Development Candidate basis, following the License Effective Date with respect to a Development Candidate, upon Vertex’s request, which request will occur within [***] following the License Effective Date with respect to such Development Candidate, Company will promptly transfer to Vertex or its designated Affiliate a copy of all Licensed Know-How related to such Development Candidate (or the corresponding Licensed ETBs or Licensed Products) in its Control as of such License Effective Date, including any documentation (whether held in paper or electronic format) or similar removable media (including emails, documents, spreadsheets, copies of standard operating procedures or technical specifications), and will complete such transfer no later than [***] following Vertex’s request. In addition, on a Development Candidate-by-Development Candidate basis, to the extent Company has performed Follow-On Research with respect to such Development Candidate, Company will promptly, following completion of such Follow-On Research, transfer to Vertex or its designated Affiliate a copy of all Licensed Know-How related to such Development Candidate (or the corresponding Licensed ETBs or Licensed Products) generated under the Follow-On Research in its possession as of such completion date, including any documentation (whether held in paper or electronic format) or similar removable media (including e-mails, documents, spreadsheets, copies of standard operating procedures or technical specifications), and will complete such transfer no later than [***] following completion of such Follow-On Research, in each case, to the extent not previously provided pursuant to this Section 5.3.1.

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5.3.2.Additional Transfers. On a Development Candidate-by-Development Candidate basis, following the License Effective Date with respect to a Development Candidate and during [***], no more than once every [***] during the first [***] after the License Effective Date [***], Vertex may inform Company in writing of its [***] and Manufacturing activities with respect to Licensed Products. Upon such information being provided by Vertex, or otherwise upon a general request by Vertex, in either case no more than once every [***] during the first [***] after the License Effective Date [***], Company will, within [***] after receipt of such information or request, notify Vertex [***] that has come into Company’s Control, including any [***] generated during any applicable Follow-On Research, in each case that, based upon such information provided by Vertex (if any), it reasonably determines would be necessary [***] to Vertex’s [***] and Manufacturing activities with respect to Licensed Products, in each case, to the extent not previously provided by Company. Upon receipt of such notice from Company, Vertex may request a copy of [***] from Company, and Company will promptly transfer to Vertex or its designated Affiliate a copy of [***] in Company’s Control, including any documentation (whether held in paper or electronic format) or similar removable media (including emails, documents, spreadsheets, copies of standard operating procedures or technical specifications), and will complete such transfer no later than [***] following Vertex’s request. Additionally, if Vertex becomes aware of any [***] that comes into Company’s Control, in each case to the extent not previously provided by Company, then Vertex may request a copy of such [***] from Company. Company will, promptly following such request [***] necessary [***] for Vertex’s [***] or Manufacturing activities with respect to the Licensed Products, transfer to Vertex or its designated Affiliate a copy of such [***] in Company’s Control, including any documentation (whether held in paper or electronic format) or similar removable media (including emails, documents, spreadsheets, copies of standard operating procedures or technical specifications), and will complete such transfer no later than [***] following Vertex’s request. Notwithstanding the foregoing, with respect to any such [***] relating to the Manufacture of Licensed ETBs or Licensed Products, the obligations set forth in this Section 5.3.2 shall apply only to the extent that Vertex informs Company of the then-current Manufacturing process used by or on behalf of Vertex, its Affiliates or its Sublicensees for any such Licensed ETBs or Licensed Products and that such [***] constitutes an improvement, modification or enhancement to such Manufacturing process.

5.3.3.No Transfers of Other Know-How. For clarity, Company will not have any obligation under Section 5.3.1 or Section 5.3.2 to transfer any Know-How to the extent such Know-How is not within the scope of the Licensed Know-How.

5.3.4.Assistance by Company Personnel. To assist with the transfer of Licensed Know-How under this Section 5.3 and Vertex’s exploitation thereof in accordance with the terms of this Agreement, Company will make its personnel reasonably available to Vertex during normal business hours to transfer such Licensed Know-How to Vertex and respond to Vertex’s reasonable inquiries with respect thereto. Company will be responsible for [***] and Vertex will reimburse Company for (a) [***] and (b) [***], in each case within [***] after receiving Company’s invoice therefor.

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5.3.5.Third Party Vendors or Subcontractors. At Vertex’s reasonable request following the License Effective Date with respect to a given Development Candidate, Company will use Commercially Reasonable Efforts to facilitate the establishment of a business relationship between Vertex and any Subcontractor that Company has engaged in the Research Activities or in the Manufacture of such Development Candidate (or the corresponding Licensed ETBs or Licensed Products), including by facilitating introductions with such Subcontractors, and will use Commercially Reasonable Efforts to assign to Vertex any agreements with any such Subcontractor that are solely related to such Development Candidate (or the corresponding Licensed ETBs or Licensed Products).

5.3.6.Costs of Transfer. Except as set forth in Section 5.3.4, each Party will bear its own costs and expenses in conducting the activities set forth in this Section 5.3.

5.4.No Implied Licenses. Except as expressly provided in this Agreement, no Party will be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right with respect to any intellectual property.

5.5.Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a Party to the other are and will be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the Parties will retain and may fully exercise all of their rights and elections under the Bankruptcy Code and any foreign equivalent thereto. The Parties further agree that if (x) a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) is commenced under the Bankruptcy Code, (y) this Agreement is rejected as provided in the Bankruptcy Code, and (z) the other Party (the “Non-Bankrupt Party”) elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, the Non-Bankrupt Party will be entitled to a complete duplicate of, and complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Upon such election by the Non-Bankrupt Party, such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by the Non-Bankrupt Party of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the control of Third Parties. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Applicable Law.

5.6.Exclusivity Covenants.

5.6.1.[***], neither Company nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to the research, development, manufacture or commercialization of any product directed against such [***].

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5.6.2.[***], neither Company nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to the research, development, manufacture or commercialization of any product directed against such [***].

5.6.3.[***] until the earlier of (a) [***] or (b) [***], neither Company nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) to research, develop, manufacture or commercialize any product directed against the [***].

5.7.Right of First Negotiation. If, on a Terminated Target-by-Terminated Target basis, within [***] following the expiration of the Option Deadline for the final Development Candidate directed against such Terminated Target, [***] will provide written notice (the “Terminated Target Notice”) to [***] of the general nature of the proposed transaction. The Terminated Target Notice will include information similar in nature and scope, taking into account the applicable stage of research or development of such product, to the information that would be required to be included in [***] for such Terminated Target in the form and to the extent that any such information is then available (and in [***]) for such [***] (including [***], if applicable), and [***] will have an exclusive right of first negotiation to acquire or obtain an exclusive license to such [***]. [***] will have [***] after receipt of any Terminated Target Notice from [***] to provide [***] notice that [***] desires to exercise such exclusive right of first negotiation with respect to such [***] (“Terminated Target Exercise Notice”). If [***] provides a timely Terminated Target Exercise Notice, then the Parties will promptly commence exclusive good faith negotiations regarding the terms of an agreement providing for such acquisition or the grant of such exclusive license for a period of up to [***] unless extended by mutual written agreement of the Parties, during which period [***] will not engage in any discussions or negotiations with or permit diligence access to any Third Party regarding the acquisition or license of such [***]. In the event that [***] does not provide a timely Terminated Target Exercise Notice, or the Parties fail to reach agreement within such [***] period (or such longer period as the Parties may mutually agree in writing), then [***] may enter into an agreement with any of its Affiliates or a Third Party with respect to the acquisition or license of such [***].

ARTICLE 6.

DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION

6.1.Development.

6.1.1.Generally. Vertex will have sole and exclusive control, at its sole cost and expense, over all matters relating to the Development of Licensed ETBs and Licensed Products in the Field in the Territory.

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6.1.2.Development Plan. On a Vertex Target-by-Vertex Target basis, within [***] after the License Effective Date with respect to any Development Candidate directed against the applicable Vertex Target, Vertex will provide the JAC, or the Company if the JAC has disbanded, with a high-level Development plan outlining key aspects of the Development of Licensed ETBs and Licensed Products directed against such Vertex Target for the ensuing [***] period (the “Development Plan”), for informational purposes only. After the initial Development Plan has been provided to Company, Vertex will update such Development Plan no less than [***] for so long as activities are taking place under such Development Plan and provide such updates to Company for informational purposes only. For the avoidance of doubt, Vertex may, in satisfaction of its obligations hereunder, undertake activities other than, or in lieu of, those set forth in the Development Plan and in that case, Vertex will provide updates to Company of such activities in accordance with Section 6.1.3.

6.1.3.Reporting. During the Term until [***], no later than[***], Vertex will provide Company with a high-level report regarding the status of Vertex’s Development of Licensed ETBs and Licensed Products directed against such Vertex Target and the results of such Development.

6.2.Regulatory Matters.

6.2.1.Responsibilities. Vertex will have the sole and exclusive right, at its sole cost and expense, to (a) prepare, file and maintain Regulatory Filings, each in its own name (including applications for Marketing Approval and Price Approval) for all Licensed Products in the Field in the Territory, and (b) communicate with Regulatory Authorities with respect to the Licensed Products in the Field in the Territory, both prior to and following Marketing Approval and Price Approval, including all communications and decisions with respect to (i) labeling of Licensed Products, and (ii) [***], in each case, either by itself or with or through one or more Affiliates or Third Parties.

6.2.2.Ownership. Ownership of all right in and to all Regulatory Filings, Marketing Approvals and Price Approvals for any Licensed Products in the Field in each country of the Territory will be held in the name of Vertex or its designated Affiliate or Sublicensee.

6.2.3.Cooperation. As and to the extent reasonably requested by Vertex, Company will, and will cause its Affiliates to, cooperate with Vertex with respect to all regulatory matters relating to any Licensed Products. Without limiting the foregoing, as reasonably requested by Vertex, Company will assist Vertex in preparing Regulatory Filings for Licensed Products and make information in the Control of Company available to Vertex to the extent necessary or useful for completion of such Regulatory Filings. Upon Vertex’s reasonable request, Company will support the Development of Licensed Products by providing Regulatory Authorities with access to, and the right to audit, any data or other Know-How and associated documents that are in Company’s Control and are relied on by Vertex in its Regulatory Filings for Licensed Products. All of Company’s cooperation, assistance and support under this Section 6.2.3 will be at Vertex’s expense, and Vertex will reimburse Company for its [***] incurred in connection with the same within [***] after receiving Company’s invoices therefor. Company will not make any submissions to any Regulatory Authority with respect to a Licensed ETB or Licensed Product.

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6.2.4.Right of Reference. On a Vertex Target-by-Vertex Target basis, effective upon the License Effective Date with respect to any Development Candidate directed against the applicable Vertex Target, Company hereby grants Vertex, its Affiliates and Sublicensees a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) and any foreign counterpart to such regulation, to any Regulatory Filings held by Company or its Affiliates to the extent necessary [***] for the submission, approval or maintenance of Marketing Approval of any Licensed Product directed against such Vertex Target in the Field in the Territory. If requested by Vertex, Company will provide a signed statement to this effect in accordance with 21 C.F.R. §314.50(g)(3) or any foreign counterpart to such regulation.

6.3.Manufacturing.

6.3.1.General. Vertex will have the sole and exclusive right, at its sole cost and expense, to Manufacture the Licensed ETBs and Licensed Product(s) in the Field in the Territory, either by itself or with or through one or more Affiliates or Third Parties selected by Vertex, in its sole discretion.

6.3.2.R&D Supply Agreement. Within [***] of the Effective Date (or such other time period as may be agreed upon by the Parties), the Parties will negotiate in good faith the terms of a supply agreement (and corresponding quality agreement) for the pre-clinical and clinical supply of Licensed Products by Company to Vertex following the License Effective Date with respect to one or more Development Candidates (the “R&D Supply Agreement”). The R&D Supply Agreement will include commercially reasonable terms customarily found in agreements for the pre-clinical and clinical supply of pharmaceutical products. Without limiting the foregoing, the R&D Supply Agreement will provide for the Parties to discuss the estimated Fully Burdened Manufacturing Cost in advance of Company incurring any such costs for the supply of Licensed Products and periodically during the course of such supply, and will require any increase to the Fully Burdened Manufacturing Cost of [***] or more during any Calendar Year to be documented by written evidence of the basis for such increase and subject to Vertex’s prior written approval. Subject to the foregoing, the supply price for such Licensed Products will equal [***]. The R&D Supply Agreement (a) will include customary rights of Vertex to audit Company’s and its Affiliates’ and CMOs’ books and records on a periodic basis for the purpose of verifying the calculation of Company’s Fully Burdened Manufacturing Cost for the Licensed Products and customary inspection rights of Vertex with respect to Company’s and its Affiliates’ and CMOs’ facilities used in the Manufacture of the Licensed Products, and (b) will provide that (i) Company will reasonably assist Vertex in putting together a chemistry, manufacturing and controls (CMC) package to be included in the submission of an IND for Licensed Products and (ii) Vertex will reimburse Company for its [***] incurred in connection with such assistance, provided that Company provides Vertex with written notice of such anticipated [***] prior to incurring such costs, and Vertex has agreed in writing to reimburse such costs up to the amounts set forth in such notice. Following the License Effective Date with respect to one or more Development Candidates, upon Vertex’s request, the Parties will enter into the R&D Supply Agreement.

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6.3.3.Manufacturing Technology Transfer. Following the License Effective Date with respect to one or more Development Candidates, upon Vertex’s written request, Company shall conduct a technology transfer of the Manufacturing process (including the transfer of the relevant quality control methods) for all steps of the Manufacturing supply chain for the Licensed Products (including starting material) from Company, its Affiliates and its CMOs to Vertex (or one or more Affiliates or CMOs designated by Vertex), and will provide the assistance reasonably necessary to effectuate such transfer and secure licensure of such CMOs’ facilities, such assistance to include providing to or securing for Vertex, and requiring its Affiliates and using Commercially Reasonable Efforts to require its CMOs to provide to or secure for Vertex, such reasonably sufficient access to data, other information and the personnel of Company, its Affiliates and CMOs, as may be necessary or useful to enable Vertex or its Affiliates or CMOs to Manufacture the Licensed Products (the “Manufacturing Technology Transfer”). Such Manufacturing Technology Transfer will be conducted pursuant to a Manufacturing Technology Transfer plan (the “Manufacturing Technology Transfer Plan”) and budget (the “Manufacturing Technology Transfer Budget”) mutually agreed by the Parties. Vertex shall reimburse Company in accordance with Section 7.8 for Company’s [***] incurred in conducting such Manufacturing Technology Transfer in accordance with the Manufacturing Technology Transfer Plan and Manufacturing Technology Transfer Budget, as the same may be amended from time to time in writing by the Parties. Without limiting the foregoing Manufacturing Technology Transfer obligations, upon Vertex’s written request, Company will use Commercially Reasonable Efforts to facilitate the entry by Vertex into direct relationships with Company’s CMOs with respect to the Manufacture of Licensed Products, including by providing introductions to such CMOs.

6.4.Commercialization.

6.4.1.General. Vertex will have sole and exclusive control, at its sole cost and expense, over all matters relating to the Commercialization of Licensed Products in the Field in the Territory, either by itself or with or through one or more Affiliates or Third Parties.

6.4.2.Branding. Vertex or its designated Affiliates or Sublicensees will select and own all trademarks used in connection with the Commercialization of any Licensed Product in the Field in the Territory. Company will not use nor seek to register, anywhere in the Territory, any trademark that is confusingly similar to any trademark used by or on behalf of Vertex, its Affiliates or Sublicensees in connection with any Licensed Product.

6.4.3.[***]. Vertex will provide Company with written notice promptly following submission of the first Approval Application for Marketing Approval of a Licensed Product in a Major Market Country. [***].

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6.5.Diligence Obligations.

6.5.1.Development Diligence. On a Vertex Target-by-Vertex Target basis, after the License Effective Date with respect to any Development Candidate directed against the applicable Vertex Target, Vertex (acting directly or through one or more Affiliates or Sublicensees) will use Commercially Reasonable Efforts to Develop and seek Marketing Approval and Price Approval (if Price Approval is required for government reimbursement of commercial sale of a Licensed Product) for at least one Licensed Product directed against such Vertex Target in each Major Market Country [***].

6.5.2.Commercial Diligence. After receipt of Marketing Approval and Price Approval (if Price Approval is required for government reimbursement of commercial sale of a Licensed Product) (on terms deemed appropriate by Vertex in its sole discretion in any regulatory jurisdiction where Price Approval is required by Applicable Law) with respect to a Licensed Product in a Major Market Country, Vertex (acting directly or through one or more Affiliates or Sublicensees) will use Commercially Reasonable Efforts to Commercialize such Licensed Product in such Major Market Country.

6.6.Applicable Laws. Vertex will, and will require its Affiliates and Sublicensees to, comply with all Applicable Law in its and their Research, Development, Manufacture and Commercialization of Licensed ETBs and Licensed Products.

6.7.Safety Data Exchange. Upon either Party’s request, the Parties will establish processes and procedures for sharing information regarding class effects relevant to ETBs as needed to support each Party’s regulatory responsibilities and to comply with applicable regulatory pharmacovigilance requirements. Any such procedures will not be construed to restrict either Party’s ability to take any action that it deems to be appropriate or required of it under the applicable regulatory requirements, if permitted by Applicable Laws. Without limiting the foregoing, (a) if Company determines or suspects that an Adverse Event related to any ETB Developed or Commercialized by Company or its Affiliates or licensees is related to a class effect or the ETB Platform and may reasonably impact the safety of a Licensed Product, Company will promptly disclose to Vertex in writing any information in Company’s Control regarding the occurrence of such Adverse Event, and (b) if Vertex determines or suspects that an Adverse Event related to any Licensed Product is related to a class effect or the ETB Platform and may reasonably impact the safety of any ETB Developed or Commercialized by Company or its Affiliates or licensees, Vertex will promptly disclose to the Company in writing any information in Vertex’s Control regarding the occurrence of such Adverse Event. Each of Company and Vertex will use good faith efforts to obtain Control of any such information.

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ARTICLE 7.
FINANCIAL PROVISIONS

7.1.Upfront Fee. Within [***] following the Effective Date, Vertex will pay Company a one-time upfront fee of Twenty-Three Million Dollars ($23,000,000).

7.2.Equity Investment. The Parties acknowledge that simultaneously with the execution of this Agreement, the Parties are entering into that certain Stock Purchase Agreement dated as of the Effective Date, pursuant to which Vertex (or its Affiliate) will purchase certain shares of the Company’s common stock for an aggregate purchase price of Fifteen Million Dollars ($15,000,000) on the terms and subject to the conditions set forth therein.

7.3.Option Exercise Fee. On a Development Candidate-by-Development Candidate basis for each Development Candidate for which Vertex exercises the Option, Vertex will pay Company a one-time Option exercise fee of [***] (the “Option Exercise Fee”) within [***] after the later of (a) Vertex’s delivery to Company of the applicable Option Exercise Notice or (b) if applicable, the HSR Clearance Date.

7.4.Additional Target Option Exercise Fee. Vertex will pay Company a one-time Additional Target Option exercise fee of (a) in the case of exercise of the Additional Target Option for ETBs directed against one Target or for [***], [***], or (b) in the case of exercise of the Additional Target Option [***], [***] (each of (a) or (b), as applicable, the “Additional Target Option Exercise Fee”) within [***] after the later of (a) Vertex’s delivery of the Additional Target Option Exercise Notice or (b) if applicable, the date that the Gatekeeper delivers the applicable Target Availability Notice.

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7.5.Milestone Payments.

7.5.1.Development Milestones. On a Vertex Target-by-Vertex Target basis, Vertex will pay to Company the milestone payments set forth in this Section 7.5.1 (each a “Development Milestone Payment”) in accordance with the procedure set forth in Section 7.5.3 upon the first achievement of the relevant milestone event (each a “Development Milestone Event”) with respect to a Licensed Product of Vertex or any of its Affiliates or Sublicensees directed against such Vertex Target. Each Development Milestone Payment will be payable by Vertex only once with respect to each Vertex Target regardless of how many Licensed Products directed against such Vertex Target achieve the relevant Development Milestone Event. If any Development Milestone Event is achieved without the achievement of any earlier listed Milestone Event applicable to the same jurisdiction (or not specific to a jurisdiction), then Vertex will pay to Company the Development Milestone Payment applicable to such earlier Development Milestone Event at the same time as Vertex pays the applicable Development Milestone Payment in accordance with the procedure set forth in Section 7.5.3 due upon achievement of such Development Milestone Event. For example, if Development Milestone Event number 3 is achieved and Vertex has not previously made the Development Milestone Payment for Development Milestone Event number 2, Vertex will pay both the Development Milestone Payments for Development Milestone Event number 2 and Development Milestone Event number 3 at the same time (but, if Development Milestone Event number 6 is achieved and Vertex has not previously made the Development Milestone Payment for Development Milestone Event number 5, the achievement of Development Milestone Event number 6 will not give rise to any obligation of Vertex to make the Development Milestone Payment for Development Milestone Event number 5 (however, the Development Milestone Payment for Development Milestone Event number 5 will become payable upon achievement, if any, of Development Milestone Event number 5)). Additionally, if the [***] occurs, and Development Milestone Event number 2 has not yet been achieved with respect to the applicable Vertex Target at the time of such dosing, then Vertex will pay the Development Milestone Payment for Development Milestone Event number  2 for such Vertex Target in accordance with the procedure set forth in Section 7.5.3 upon[***]t.

Milestone Number	Milestone Event	Milestone Payment
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]

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7.5.2.Sales Milestones. On a Vertex Target-by-Vertex Target basis, Vertex will pay Company the milestone payments set forth in this Section 7.5.2 (each a “Sales Milestone Payment”, and, together with the Development Milestone Payments, the “Milestone Payments”) in accordance with the procedure set forth in Section 7.5.3 upon the first achievement of the relevant [***] threshold (each, a “Sales Milestone Event”, and, together with the Development Milestone Events, the “Milestone Events”) with respect to all Licensed Products of Vertex and its Affiliates and Sublicensees directed against such Vertex Target. Each Sales Milestone Payment will be payable by Vertex only once with respect to each Vertex Target regardless of how many times the Licensed Products directed against such Vertex Target achieve the relevant Sales Milestone Event.

Milestone Number	Milestone Event	Milestone Payment
11	[***]	[***]
12	[***]	[***]

7.5.3.Notice; Payment. Each Milestone Payment will be earned upon achievement of the corresponding Milestone Event, and Vertex will provide Company with written notice upon the achievement of each Milestone Event, such written notice to be provided (a) with respect to any Development Milestone Event, within [***] after such achievement, and (b) with respect to any Sales Milestone Event, on or prior to the date of delivery of the royalty report under Section 7.6.7 for the [***] in which such Sales Milestone Event is achieved. Following receipt of such written notice, Company will promptly invoice Vertex for the applicable Milestone Payment, and Vertex will pay such Milestone Payment to Company within [***] after receipt of such invoice. The Sales Milestone Payments are additive, such that if, with respect to a Vertex Target, more than one Sales Milestone Event is achieved for the first time with respect to such Vertex Target in the same Calendar Year, then each corresponding Sales Milestone Payment for such event will be payable in accordance with this Section 7.5.3.

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7.6.Royalties.

7.6.1.Royalty Rates. Subject to the remainder of this Section 7.6, Vertex will pay Company royalties on a Vertex Target-by-Vertex Target basis based on the aggregate Net Sales of all Licensed Products directed against such Vertex Target sold by Vertex or any of its Affiliates or Sublicensees in the Field in the Territory during a Calendar Year during the applicable Royalty Term at the rates set forth in the table below. The obligation to pay royalties will be imposed only once with respect to the same unit of a Licensed Product.

Calendar Year Net Sales (in Dollars) for all Licensed Products directed against a given Vertex Target in the Territory	Royalty Rates as a Percentage (%) of Calendar Year Net Sales
Portion of Calendar Year Net Sales up to and including $[***]	[***]%
Portion of Calendar Year Net Sales that exceeds $[***] up to and including $[***]	[***]%
Portion of Calendar Year Net Sales that exceeds $[***]	[***]%

The applicable royalty rate set forth in the table above will apply only to that portion of the Calendar Year Net Sales of the Licensed Products directed against a given Vertex Target during a given Calendar Year that falls within the indicated range. By way of example and without limitation of this Section 7.6.1, if Calendar Year Net Sales of the Licensed Products directed against a given Vertex Target by Vertex, its Affiliates and its Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Calendar Year Net Sales for such Licensed Products for such Calendar Year, subject to adjustment as set forth in this Section 7.6, would be: [***].

7.6.2.Royalty Term. Vertex will pay royalties to Company under this Section 7.6 on a Licensed Product-by-Licensed Product and a country-by-country basis during the Royalty Term for such Licensed Product in such country. Upon the expiration of the Royalty Term for a given Licensed Product in a given country, the Exclusive License granted to Vertex under Section 5.1 will become fully-paid, perpetual, irrevocable and royalty-free with respect to such Licensed Product in such country.

7.6.3.Reduction for Lack of Patent Coverage and Regulatory Exclusivity. Subject to Section 7.6.6, if, during any [***] within the applicable Royalty Term for a Licensed Product in a country, (a) no Valid Claim of any Licensed Patent exists that Covers such Licensed Product or the method of use of manufacture of such Licensed Product in such country, and (b) Regulatory Exclusivity, if any, has expired in such country with respect to such Licensed Product (the “Reduction Circumstances”), then, commencing the [***], Net Sales of such Licensed

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Product in such country will be reduced by [***]% for purposes of calculating the royalty owed under Section 7.6.1; provided that, if either one of the Reduction Circumstances no longer exists with respect to such Licensed Product in such country during the Royalty Term for such Licensed Product in such country (e.g., if such Licensed Product or its method of use or manufacture subsequently becomes Covered by a Valid Claim of any Licensed Patent in such country during the Royalty Term for such Licensed Product in such country), then the Net Sales with respect to such Licensed Product in such country will no longer be subject to any reduction during any [***] in which either of the Reduction Circumstances no longer exists.

7.6.4.Reduction for Competition. Subject to Section 7.6.6, if during any [***] during the Royalty Term for a Licensed Product in a given country, the aggregate number of units of Competitive Products with respect to such Licensed Product sold during such [***] in such country exceeds [***]% of the aggregate units of the sum of all such Competitive Products and such Licensed Product sold in such [***] in such country (as determined by data obtained from a mutually agreed upon Third Party source), then Net Sales of such Licensed Product in such country in such [***] (after any applicable reduction pursuant to Section 7.6.3) will be reduced by [***]% for purposes of calculating the royalty owed under Section 7.6.1. For clarity, the reduction under this Section 7.6.4 shall only apply in the [***], if any, in which the aggregate number of units of Competitive Products with respect to a Licensed Product sold during the [***] in a country exceeds [***]% of the aggregate units of the sum of all such Competitive Products and such Licensed Product sold in such [***] in such country.

7.6.5.Third Party Licenses. Subject to Section 7.6.6, Vertex may deduct from the royalties payable to Company under this Section 7.6 with respect to a Licensed Product for a [***] [***]% of any Blocking Third Party Intellectual Property Costs actually paid by Vertex to the extent applicable to such Licensed Product during or prior to such [***]; provided, however, that in no event will the royalties that would otherwise be payable to Company with respect to Net Sales of Licensed Products pursuant to Section 7.6.1 (after any applicable reduction to such Net Sales pursuant to Section 7.6.3 and Section 7.6.4) be reduced by more than [***]% in any given [***] as a result of any deduction under this Section 7.6.5; and provided further, that Vertex will be entitled to carry forward to subsequent [***] any amounts with respect to which Vertex would have been entitled to make a deduction pursuant to this Section 7.6.5 but is unable to take such deduction pursuant to the first proviso in this Section 7.6.5.

7.6.6.Cumulative Reductions Floor. Notwithstanding anything to the contrary herein, in no event shall the cumulative effect of the adjustments in Section 7.6.3, Section 7.6.4 and Section 7.6.5 in any given [***] reduce the royalties payable to Company pursuant to Section 7.6.1 to less than [***]% of the amounts that otherwise would have been payable pursuant to Section 7.6.1 (without taking into consideration any such adjustments) in such [***].

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7.6.7.Royalty Reports. On a Vertex Target-by-Vertex Target basis following the First Commercial Sale of a Licensed Product directed against a Vertex Target and continuing until the expiration of all Royalty Terms for Licensed Products directed against such Vertex Target, within [***] after the end of each [***], Vertex will deliver a report to Company specifying: (a) Net Sales of the Licensed Products directed against such Vertex Target by Vertex, its Affiliates and its Sublicensees in the relevant [***], (b) to the extent such Net Sales include sales not denoted in U.S. Dollars, a summary of the then-current exchange rate methodology used by Vertex, (c) royalties payable on such Net Sales, (d) the withholding taxes, if any, required by law to be deducted in respect of such royalties, (e) the amount and description of any reduction in royalties due to Blocking Third Party Intellectual Property Costs in the relevant [***], and (f) the date of the First Commercial Sale of each Licensed Product in each country in the Territory that has occurred during the corresponding [***]. All royalty payments due under Section 7.6.1 for each [***] will be due and payable within [***] after the end of each [***].

7.7.Company In-License Agreements.

7.7.1.Proposed New Company Agreements. Company may, during the Term, enter into one or more agreements to acquire or in-license rights to additional intellectual property that, if solely owned by Company, without any encumbrance or restriction on licensing, would constitute Company Background Technology. Any such agreement that [***] will be considered to be a “Proposed New Company Agreement”. Notwithstanding the foregoing, the following shall not be considered a Proposed New Company Agreement: (i) an [***], or (ii) [***] (each, a “New Platform Agreement”). For clarity, (x) the terms of this Section 7.7 shall not apply to any Antibody Agreement and (y) the terms of Section 7.7.1(a) shall not apply to (A) any New Platform Agreement or (B) [***] (y), an “Other Company License Agreement”); provided that (I) subject to Section 7.7.4, the intellectual property in-licensed under any Other Company License Agreement, to the extent it constitutes Company Background Technology, shall be included in the license grant to Vertex hereunder, (II) [***], and (III) any Other Company License Agreement that includes intellectual property [***].

(a)If Company [***] with any Third Party (a “Grantor”) regarding a Proposed New Company Agreement, [***]. Company shall provide Vertex with [***].

(b)Any Proposed New Company Agreement shall be licensable or sublicensable (as the case may be) to Vertex under this Agreement. Company shall use reasonable, good faith efforts to [***].

7.7.2.New Company Agreements. [***] following execution of a Proposed New Company Agreement, Company shall provide to Vertex [***] shall constitute notice by Company that Company proposes to make such Proposed New Company Agreement subject to Section 7.7.3 if Vertex elects to have such Proposed New Company Agreement become a New Company Agreement in accordance with this Section 7.7.2.  Company and Vertex will discuss in good faith to determine whether Vertex will take a license or sublicense (as the case may be) under all or a portion of the intellectual property rights that are the subject of such Proposed New Company Agreement, and Vertex will provide Company with written notice of its decision with

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respect thereto. Following such notice, subject to the terms of such Proposed New Company Agreement that are applicable to a Licensee thereunder, such intellectual property rights shall automatically be deemed included in the Company Background Technology (any such Proposed New Company Agreement with respect to such intellectual property rights that are included in the Company Background Technology pursuant to this sentence, a “New Company Agreement”). For clarity, any intellectual property rights in-licensed or acquired by Company pursuant to a Proposed New Company Agreement that is not a New Company Agreement (i.e., under which Vertex does not agree to take a license or sublicense) shall not be included in Company Background Technology. Additionally, if Company later [***]; provided that, if Company does not propose to make such executed agreement subject to Section 7.7.3 (any such agreement, a “Later Company License Agreement), then, (i) subject to Section 7.7.4, the intellectual property in-licensed under any Later Company License Agreement, to the extent it constitutes Company Background Technology, shall be included in the license grant to Vertex hereunder and (ii) if a Later Company License Agreement imposes obligations applicable to Vertex as a sublicensee thereunder, then, subject to Company’s obligations of confidentiality to Third Parties, if any, Company shall provide to Vertex [***]. To the extent that (x) any such executed agreement that Company proposes to make subject to Section 7.7.3 is not licensable or sublicensable (as the case may be) to Vertex or (y) any Later Company License Agreement that [***]. For the avoidance of doubt, nothing in this Section 7.7.2 obligates Company to terminate any such executed agreement or Later Company License Agreement with the Grantor.

7.7.3.Payment Obligations under New Company Agreements. Any payment obligations arising under any New Company Agreement directly as a result of the [***] by or on behalf of Company, Vertex or any of their respective Affiliates or Vertex’s Sublicensees, after application of all available reductions to and deductions from such payment obligations under the applicable New Company Agreement (but, for the avoidance of doubt, excluding any such payment obligations of Company with respect to licensing or sublicensing income (as the case may be) received by Company), will be paid by Company and reimbursed by Vertex in accordance with this Section 7.7.3.  Except as expressly set forth in the preceding sentence, Company shall be responsible for all payment obligations under any New Company Agreement (including any such payment obligations with respect to licensing or sublicensing income (as the case may be) received by Company). Company shall provide Vertex with a reasonably detailed invoice for any reimbursable payments made by Company pursuant to this Section 7.7.3 within [***] in which any such payments were made by Company, and Vertex shall pay the undisputed portion of such invoices within [***] of receipt thereof. For clarity, Vertex and its Affiliates will be obligated to reimburse a given amount owed under a New Company Agreement one time only. The provisions of Section 7.9 shall apply to any such amounts paid or payable by Vertex, mutatis mutandis. Notwithstanding anything to the contrary in this Agreement, any amounts paid by Vertex pursuant to this Section 7.7.3, regardless of whether such amounts are paid to Company or directly to the applicable Third Party, shall constitute Blocking Third Party Intellectual Property Costs under this Agreement but solely to the extent such Third Party intellectual property rights are [***] and such amounts are paid by Vertex directly as a result of the [***], except where otherwise mutually agreed by the Parties in writing on a New Company Agreement-by-New Company Agreement basis.

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7.7.4.Termination of License under New Company Agreements, Other Company License Agreements and Later Company License Agreements. Notwithstanding the foregoing, Vertex may, at its sole discretion, (a) notify Company that it elects to terminate its license or sublicense (as applicable) under the Company Background Technology acquired or licensed pursuant to a New Company Agreement, whereupon, (i) such New Company Agreement shall be deemed not to be a New Company Agreement under this Agreement, (ii) Vertex will have no further payment obligations under Section 7.7.3, if any, with respect to such New Company Agreement, and (iii) all intellectual property rights in-licensed or acquired by Company under such New Company Agreement shall no longer be included in Company Background Technology, or (b) notify Company that it elects to terminate its license or sublicense (as applicable) under the Company Background Technology acquired or licensed pursuant to an Other Company License Agreement or Later Company License Agreement, whereupon, (x) such Other Company License Agreement or Later Company License Agreement, as applicable, shall be deemed not to be an Other Company License Agreement or Later Company License Agreement, as applicable, under this Agreement and (y) all intellectual property rights in-licensed or acquired by Company under such Other Company License Agreement or Later Company License Agreement, as applicable, shall no longer be included in Company Background Technology.

7.8.Research Funding for Follow-On Research.

7.8.1.Research Costs for Collaboration Program for Additional Target. If Vertex exercises the Additional Target Option, Vertex will reimburse Company for its [***] actually incurred by Company or its Affiliates for the Research Activities under the Collaboration Program for the Additional Target performed in accordance with a Research Plan and Additional Target Research Budget, as the same may be updated or amended; provided that Vertex shall not reimburse Company for any [***] incurred during any Calendar Year in the conduct of such Research Activities in excess of [***] of the then-current Additional Target Research Budget for such Calendar Year and, subject to Section 2.2.3, Company shall be solely responsible for all such excess expenses above [***] of the Additional Target Research Budget incurred during such Calendar Year (as the same may be updated or amended), unless otherwise agreed in writing by Vertex.

7.8.2.Research Costs for Follow-On Research. Vertex will reimburse Company for its [***] actually incurred by Company or its Affiliates for the Follow-On Research performed in accordance with a Follow-On Research Plan and Follow-On Research Budget, as the same may be updated or amended; provided that Vertex shall not reimburse Company for any[***] incurred during any Calendar Year in the conduct of the Follow-On Research in excess of [***] of the then-current Follow-On Research Budget for such Calendar Year and, subject to Section 2.5, Company shall be solely responsible for all such excess expenses above [***] of the Follow-On Research Budget incurred during such Calendar Year (as the same may be updated or amended), unless otherwise agreed in writing by Vertex.

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7.8.3.Costs for Manufacturing Technology Transfer. Vertex will reimburse Company for its [***] actually incurred by Company or its Affiliates for the Manufacturing Technology Transfer performed in accordance with the Manufacturing Technology Transfer Plan and Manufacturing Technology Transfer Budget; provided that Vertex shall not reimburse Company for any [***] incurred in the conduct of the Manufacturing Technology Transfer in excess of [***] of the then-current Manufacturing Technology Transfer Budget (as the same may be amended from time to time by the Parties) and Company shall be solely responsible for all such excess expenses above [***] of the Manufacturing Technology Transfer Budget (as may be amended), unless otherwise agreed in writing by Vertex.

7.8.4.Payments. Any payments to be made to Company by Vertex pursuant to Section 7.8.1, Section 7.8.2 and Section 7.8.3 shall be made [***] pursuant to invoices submitted by Company to Vertex within [***] for which such costs have been incurred; provided that Company shall provide a good faith estimate of any costs for which reimbursement is due under Section 7.8.1 within [***]. Each such invoice will be accompanied by reasonable supporting documentation evidencing the [***] incurred for, as applicable, the Follow-On Research or the Manufacturing Technology Transfer (such expenses to be itemized) during such [***]. Undisputed payments shall be due within [***] after Vertex receives such an invoice from Company.

7.9.Payment Terms.

7.9.1.Currency; Payment Method. All payments under this Agreement are expressed in U.S. Dollars and will be paid in U.S. Dollars, by wire transfer or Automated Clearing House (ACH) payment to an account designated by Company (which account Company may update from time to time in writing).

7.9.2.Exchange. If any amounts that are relevant to the determination of amounts to be paid under this Agreement or any calculations to be performed under this Agreement are denoted in a currency other than U.S. Dollars, such amounts will be converted to their U.S. Dollar equivalent using Vertex’s then-current standard procedures and methodology, including its then-current standard exchange rate methodology for the translation of foreign currency expenses into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied.

7.10.Withholding Tax. Where any sum due to be paid to Company hereunder is subject to any withholding or similar tax, Vertex will pay such withholding or similar tax to the appropriate Governmental Authority and deduct the amount paid from the amount then due to Company. Vertex will timely transmit to Company an official tax certificate or other evidence of such withholding sufficient to enable Company to claim such payment of taxes. The Parties will cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, Milestone Payments, and other payments made by Vertex to Company under this Agreement. Company will provide to Vertex any tax forms that may be reasonably necessary in order for Vertex not to withhold tax or to withhold tax at a reduced rate under an applicable income tax treaty. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

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7.11.Records; Audits. Vertex will and will cause its Affiliates and will use Commercially Reasonable Efforts to cause its Sublicensees to keep and maintain accurate and complete records regarding Net Sales during the [***]. Company will keep accurate and complete records regarding all [***] incurred in connection with its performance of the Follow-On Research, in sufficient detail to confirm the accuracy of any payments required under this Agreement, covering the [***]. Upon [***] prior written notice from the other Party (the “Auditing Party”), the Party required to maintain such records will permit (and Vertex will cause its Affiliates and use Commercially Reasonable Efforts to cause its Sublicensees to permit) (as applicable, the “Audited Party”) an independent certified public accounting firm of internationally recognized standing, selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine the relevant books and records of the Audited Party and its Affiliates, as may be reasonably necessary to verify the sales milestone report under Section 7.5.3 and the royalty reports submitted by Vertex in accordance with Section 7.6.6 or the [***] reported by Company in accordance with Section 7.8, as applicable. An examination by the Auditing Party under this Section 7.11 will occur not more than [***] in any Calendar Year and will be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request. No records will be audited more than once unless a discrepancy with respect to such records is discovered during a prior audit. The accounting firm will be provided access to such books and records at the Audited Party’s facility or facilities where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a customary non-disclosure agreement before providing the accounting firm access to its facilities or records. Upon completion of the audit, the accounting firm will provide both Parties a written report disclosing whether the reports submitted by Vertex or the[***] submitted by Company, as applicable, are correct or incorrect and the specific details concerning any discrepancies. No other information will be provided to the Auditing Party. If the report or information submitted by the Audited Party results in an underpayment or overpayment, (a) the Party owing an underpaid amount will promptly pay the amount of such underpayment to the other Party, and (b) any such overpayment shall be creditable against future payments to the other Party hereunder. The costs and fees of any audit conducted by the Auditing Party under this Section 7.11 will be borne by the Auditing Party, unless such audit reveals an underpayment of amounts owed to the Auditing Party or overpayment of amounts owed to the Audited Party of more than [***] percent of the amount that was owed with respect to the relevant period, in which case, the Audited Party will reimburse the Auditing Party for the reasonable expense incurred by the Auditing Party in connection with the audit.

7.12.Late Payment. Any payments or portions thereof due hereunder that are not paid when due will accrue interest from the date due until paid at an annual rate equal to the [***].

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ARTICLE 8.
INTELLECTUAL PROPERTY

8.1.Ownership; Assignment.

8.1.1.Company Technology and Vertex Technology. As between the Parties, Company will own and retain all of its rights, title and interest in and to the Company Background Technology, and Vertex will own and retain all of its rights, title and interest in and to any Vertex Background Technology, subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement.

8.1.2.Agreement Technology.

(a)For purposes of determining ownership under this Section 8.1, where inventorship is relevant to such determination, inventorship will be determined in accordance with United States patent laws (regardless of where the applicable activities occurred).

(b)As between the Parties, Company will be the sole owner of any Agreement Know-How that [***] (the “ETB Agreement Know-How”) and all Patents that [***] any of the foregoing Know-How (the “ETB Agreement Patents”, and, collectively with the ETB Agreement Know-How, the “ETB Agreement Technology”), and will own and retain all rights, title and interests in and to the ETB Agreement Technology, subject to any rights or licenses expressly granted by Company to Vertex under this Agreement. For clarity, ETB Agreement Technology shall exclude any Product Agreement Technology.

(c)As between the Parties, Vertex will be the sole owner of any Agreement Know-How that [***] (i) [***], (ii) [***] or (iii) [***] ([***], such Know-How described in (i) through (iii), the “Product Agreement Know-How”) and all Patents that Cover the Product Agreement Know-How (the “Product Agreement Patents,” and, together with the Product Agreement Know-How, the “Product Agreement Technology”), and Vertex will own and retain all rights, title, and interests in and to the Product Agreement Technology, subject to any rights or licenses expressly granted by Vertex to Company under this Agreement. The Parties shall coordinate in good faith through the IP Committee to segregate claims Covering ETB Agreement Know-How and claims Covering Product Agreement Know-How into separate Patents (which may be related, e.g., as continuations or divisionals of one another). The Parties shall also coordinate in good faith through the IP Committee to segregate claims Covering an Antibody directed against a Collaboration Target and claims Covering [***] into separate Patents (which may be related, e.g., as continuations or divisionals of one another). The coordination referred to in the previous two sentences shall include, without limitation, collaboration in the form of sharing pre-filing disclosure and planned filing dates, at least [***] in advance of filing, to ensure [***]; in addition, each Party shall promptly notify the other Party of the date the applicable patent filing was made.

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(d)Except as expressly set forth in Sections 8.1.2(b) and (c), as between the Parties, each Party will be the sole owner of any Agreement Know-How discovered, developed, invented or created solely by such Party or its Affiliates or Third Parties acting on its or their behalf, and all Patents that Cover any of the foregoing, and the Parties shall jointly own, on an equal and undivided basis, any Agreement Know-How discovered, developed, invented or created jointly by both (i) Vertex, its Affiliates or Third Parties acting on Vertex’s behalf and (ii) Company, its Affiliates or Third Parties acting on Company’s behalf, and all Patents that Cover any of the foregoing Know-How. Except as expressly provided in this Agreement, neither Party will have any obligation to account to the other Party for profits with respect to, or to obtain any consent of the other Party to license or exploit any such jointly owned Agreement Technology by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.

(e)Each Party and its Affiliates will, and hereby does, assign to the other Party or one or more of its designated Affiliates, such first Party’s and its Affiliates’ rights, title and interest in any Agreement Technology as may be necessary to effectuate the allocation of ownership of Agreement Technology set forth in this Section 8.1.  Without limiting the foregoing, promptly following the License Effective Date with respect to a Development Candidate, Company and its Affiliates will, [***]. The assigning Party will take all actions and provide the other Party with all reasonably requested assistance to [***] and will execute any and all documents necessary to [***].

(f)  [***] following Company’s or any of its Affiliates’ receipt of an invention disclosure with respect to any invention discovered, developed, invented or created, solely or jointly, by Company or its Affiliates or Third Parties acting on its or their behalf that constitutes [***], Company will [***] disclose to Vertex in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of such [***]. Promptly following Vertex’s or any of its Affiliate’s receipt of an invention disclosure with respect to any invention that is discovered, developed, invented or created, solely or jointly, by Vertex or its Affiliates or Third Parties acting on its or their behalf that constitutes [***], Vertex will promptly disclose to Company in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of such [***].

8.2.Prosecution and Maintenance of Patents.

8.2.1.Company Patents. Except as expressly set forth in this Agreement, Company will control, be responsible and have the sole right (but not the obligation), at its own expense, for all aspects of the Prosecution and Maintenance of Company Background Patents and Company Agreement Patents.

8.2.2.Vertex Patents. Vertex will control and be responsible and have the sole right (but not the obligation), at its own expense, for all aspects of the Prosecution and Maintenance of all Vertex Background Patents and Vertex Agreement Patents.

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8.2.3.Joint Agreement Patents. The Parties will discuss and agree upon an allocation of responsibility for the Prosecution and Maintenance of Joint Agreement Patents.

8.2.4.Other Matters Pertaining to Prosecution and Maintenance of Patents.

(a)

During the Term, each Party will keep the other Party informed through the IP Committee (or directly, if the IP Committee is disbanded) as to material developments with respect to the Prosecution and Maintenance of any Company Background Patents, Company Agreement Patents and Joint Agreement Patents, in each case, for which such Party has responsibility for Prosecution and Maintenance pursuant to this Section 8.2, including by providing copies of any patent office actions or patent office action responses or other correspondence that such Party provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, or oppositions, and all patent-related filings, and by providing the other Party the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

(b)

If, during the Term, Vertex intends to abandon any Joint Agreement Patent that Vertex is responsible for Prosecuting and Maintaining in a particular country, then Vertex will so notify Company of such intention at least [***] before such Patent will become abandoned, and Company will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice.

(c)

If, during the Term, Company intends to abandon (i) [***] or (ii) [***], then Company will notify Vertex of such intention at least [***] before such Patent will become abandoned, and Vertex will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice. For clarity, this Section 8.2.4(c) shall not apply to any Patent that solely Covers any ETB or Development Candidate directed against a Terminated Target. Notwithstanding the foregoing, Vertex will only have the right to assume responsibility for the Prosecution and Maintenance of a Company Background Patent under this Section 8.2.4(c) to the extent a Third Party licensee under any agreement entered into by Company prior to the Effective Date does not have the right to assume Prosecution and Maintenance of such Patent or waives its right or, if a time period is specified, fails to exercise its right within such specified time to assume Prosecution and Maintenance of such Patent, as the case may be; provided that, Company will not abandon any such Company Background Patent that Covers any ETB directed against a Collaboration Target (other than a Terminated Target), any Development Candidate (except for any Development Candidate directed against a Terminated Target), any Licensed ETB or any Licensed Product without the prior written consent of Vertex, such consent not to be unreasonably withheld, conditioned or delayed.

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8.3.Defense of Claims Brought by Third Parties. If any Third Party brings a claim or otherwise asserts that any ETB directed against a Collaboration Target, any Development Candidate, any Licensed ETB or any Licensed Product infringes such Third Party’s Patent or misappropriates such Third Party’s Know-How (each, a “Third Party Infringement Claim”), the Party first having notice of the claim or assertion will promptly notify the other Party in writing. Prior to the applicable License Effective Date, Company will have the sole right to undertake and control the defense or settlement of any Third Party Infringement Claim using counsel of its choice, at its cost and expense and, following the applicable License Effective Date, Vertex will have the sole right to undertake and control the defense or settlement of any Third Party Infringement Claim using counsel of its choice, at its cost and expense (such Party having the right to control such defense, the “Defending Party”). If the Party not having the right to control such defense in accordance with the preceding sentence (the “Non-Defending Party”) is named as a defendant in such suit, the Non-Defending Party will have the right to participate in such defense and settlement with its own counsel, at its cost. The Defending Party will not enter into any settlement of any Third Party Infringement Claim that is instituted or threatened to be instituted against the Non-Defending Party without the Non-Defending Party’s prior written consent, which will not be unreasonably withheld, conditioned or delayed; except that, such consent will not be required if such settlement includes a release of all liability in favor of the Non-Defending Party or an assumption of any unreleased liability by the Defending Party. As requested by the Defending Party, the Non-Defending Party will provide reasonable cooperation and assistance to the Defending Party in connection with the Defending Party’s control of the defense or settlement of a Third Party Infringement Claim. Such cooperation and assistance will include executing all necessary and proper documents and taking such actions as appropriate to allow the Defending Party to control the defense and settlement of such Third Party Infringement Claim. The Defending Party will reimburse the Non-Defending Party for the Out-of-Pocket Costs incurred by the Non-Defending Party in providing such assistance and cooperation; except that the Defending Party will have no obligation to reimburse the Non-Defending Party for any costs or expenses incurred if the Non-Defending Party exercises its right to participate in the defense and settlement of a Third Party Infringement Claim with its own counsel. The Defending Party will keep the Non-Defending Party reasonably informed of the progress of any Third Party Infringement Claim. Notwithstanding anything to the contrary in this Section 8.3, in the event of any Third Party Infringement Claim that is subject to a Party’s indemnification obligations under ARTICLE 10, the applicable provisions of ARTICLE 10 shall control.

8.4.Enforcement of Technology Against Competitive Infringement.

8.4.1.Duty to Notify of Competitive Infringement. During the Term, if either Party learns of an infringement, unauthorized use, misappropriation or threatened infringement by a Third Party with respect to any Licensed Technology by reason of the making, using, offering to sell, selling or importing of an ETB (or pharmaceutical product containing an ETB) directed against a Collaboration Target or Vertex Target in the Field in the Territory (a “Competitive Infringement”), such Party will promptly notify the other Party in writing and will provide such other Party with all available information regarding such Competitive Infringement.

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8.4.2.Prior to Option Exercise. As between the Parties, for any Competitive Infringement with respect to a Collaboration Target that is not a Vertex Target, Company will have the sole right, but not the obligation, to institute, prosecute, and control a Proceeding to enforce any Licensed Technology against such Competitive Infringement by counsel of its own choice. Vertex will have the right to engage counsel of its own choice in connection with such Proceeding at its own expense. Company will provide Vertex with prompt written notice of the commencement of any such Proceeding, and Company will keep Vertex apprised of the progress of such Proceeding.

8.4.3.Following Option Exercise. As between the Parties, for any Competitive Infringement with respect to a Vertex Target, Vertex will have the first right, but not the obligation, to institute, prosecute and control a Proceeding to enforce any Licensed Technology against such Competitive Infringement by counsel of its own choice at its own expense, and Company will have the right, at its own expense, to be represented in that action by counsel of its own choice. If Vertex fails to initiate such Proceeding within a period of [***] after written notice of such Competitive Infringement is first provided by a Party under Section 8.4.1, Company will have the right to initiate and control a Proceeding to enforce the Licensed Technology against such Competitive Infringement by counsel of its own choice at its own expense; provided that, if Vertex notifies Company during such [***] period that it is electing in good faith not to institute any Proceeding to enforce the Licensed Technology against such Competitive Infringement for strategic reasons intended to maintain the commercial value of the relevant Licensed Technology or any Licensed ETB or Licensed Product Covered thereby or relating thereto, Company will not have the right to initiate and control any Proceeding to enforce the Licensed Technology against such Competitive Infringement.

8.4.4.Joinder.

(a)If a Party initiates a Proceeding in accordance with this Section 8.4, the other Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the Proceeding. Subject to Section 8.4.5, the costs and expenses of each Party incurred pursuant to this Section 8.4.4(a) will be borne by the Party initiating such Proceeding.

(b)If one Party initiates a Proceeding in accordance with this Section 8.4, the other Party may join such Proceeding as a party plaintiff where necessary for such other Party to seek lost profits with respect to such infringement.

8.4.5.Share of Recoveries.

(a)Any damages or other monetary awards recovered, prior to Vertex’s exercise of the applicable Option, with respect to a Proceeding brought pursuant to this Section 8.4 will be shared as follows:

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(i)[***]; and

(ii)[***].

(b)Any damages or other monetary awards recovered, following Vertex’s exercise of the applicable Option, with respect to a Proceeding brought pursuant to this Section 8.4 will be shared as follows:

(i)[***];

(ii)[***]; and

(iii)[***].

8.4.6.Settlement. Notwithstanding anything to the contrary under this ARTICLE 8, neither Party may enter a settlement, consent judgment or other voluntary final disposition of a suit under this ARTICLE 8 that disclaims, limits the scope of, admits the invalidity or unenforceability of, or grants a license, covenant not to sue or similar immunity under a Patent owned or controlled by the other Party or its Affiliates without first obtaining the written consent of the Party that owns or controls the relevant Patent; provided that the foregoing restriction on granting a license or covenant not to sue will not apply with respect to any Sublicense granted by Vertex in accordance with Section 5.1.2.

8.5.Other Infringement.

8.5.1.Joint Agreement Patents. With respect to the infringement of a Joint Agreement Patent that is not a Competitive Infringement, neither Party shall enforce such Joint Agreement Patent unless mutually agreed by the Parties; provided that the Parties will cooperate in good faith to bring suit together against such infringing party or the Parties may decide to permit one Party to solely bring suit. Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 8.5.1 will be shared as follows: (a) [***]; and (b) any remaining proceeds will be allocated as follows: (i) [***]; and (ii) [***].

8.5.2.Patents Solely Owned by Company. Company will retain all rights to pursue an infringement of any Patent solely owned by Company that is not a Competitive Infringement, and Company will retain all recoveries with respect thereto.

8.5.3.Patents Solely Owned by Vertex. Vertex will retain all rights to pursue an infringement of any Patent solely owned by Vertex and Vertex will retain all recoveries with respect thereto.

8.6.Patent Listing. Vertex will have the sole right, but not the obligation, to submit to all applicable Regulatory Authorities patent information pertaining to the Licensed Products pursuant to 21 U.S.C. § 355(b)(1), 21 C.F.R. § 314.53, any similar statutory or regulatory requirement enacted in the future, or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction.

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8.7.Common Ownership Under Joint Research Agreements. (a) The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h). (b) Notwithstanding anything to the contrary in this ARTICLE 8, neither Party will have the right to provide to a court or an agency a statement under 37 C.F.R. § 1.104(c)(4)(ii)(A) to disqualify, for purposes of 35 U.S.C. §§ 102(b)(2)(C) and 102(c), prior art under § 102(a)(2) by the other Party without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed. With respect to any such permitted statement, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. (c) Notwithstanding the foregoing, the other Party’s consent under this Section 8.7 shall not be required to permit a Party to file with a court or agency a terminal disclaimer under 37 C.F.R. § 1.321(d) to overcome any obviousness-type double patenting in any patent application claiming a Licensed ETB, Licensed Product or one or more uses thereof.

8.8.Patent Term Extension. On a Licensed ETB-by-Licensed ETB basis, following the License Effective Date for such Licensed ETB, as between the Parties, Vertex will have the sole right and responsibility to obtain patent term extension in any country in the Territory under any statute or regulation equivalent or similar to 35 U.S.C. § 156, where applicable to the corresponding Licensed Products for such Licensed ETB. Vertex will determine the relevant Agreement Patents, if any, whose term will be extended (including, without limitation, by filing supplementary protection certificates and any other extensions that are now or in the future become available). Company will abide by Vertex’s determination and cooperate, as reasonably requested by Vertex, in connection with the foregoing (including by providing appropriate information and executing appropriate documents), at Vertex’s cost.

8.9.Recording. If Vertex deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority in one or more jurisdictions in the Territory, Company will reasonably cooperate to execute and deliver to Vertex any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in Vertex’s reasonable judgment, to complete such registration or recordation. If and after the license under 5.2.2 is effective, if Company deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority in one or more jurisdictions in the Territory, Vertex will reasonably cooperate to execute and deliver to Company any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in Company’s reasonable judgment, to complete such registration or recordation.

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8.10.Unitary Patent System. Vertex will have the exclusive right to opt-in to or opt-out of the EU Unitary Patent System for any of the European Company Agreement Patents, European Vertex Agreement Patents and European Joint Agreement Patents. Without limiting the generality of the foregoing, unless a Party or its Affiliate has expressly opted in to the EU Unitary Patent System with respect to a given Patent, the other Party will not initiate any action under the EU Unitary Patent System without such Party’s prior written approval, such approval to be granted or withheld in such Party’s sole discretion.

8.11.Trademarks. Following Vertex’s exercise of an Option with respect to a Development Candidate, all trademarks, trade dress and copyrights used in connection with the Commercialization of the corresponding Licensed Products in the Field in the Territory will be selected and owned exclusively by Vertex.

ARTICLE 9.
REPRESENTATIONS AND WARRANTIES

9.1.Representations and Warranties of Vertex. Vertex hereby represents and warrants to Company, as of the Effective Date, that:

(a)Vertex is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b)Vertex (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)it has the requisite resources and expertise to perform its obligations hereunder;

(d)this Agreement has been duly executed and delivered on behalf of Vertex, and constitutes a legal, valid and binding obligation, enforceable against Vertex in accordance with the terms hereof, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

(e)the execution, delivery and performance of this Agreement by Vertex will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or violate any Applicable Law of any governmental body or administrative or other agency having jurisdiction over Vertex;

(f)Vertex has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons or entities required to be obtained by it in connection with the execution and delivery of this Agreement; and

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(g)Vertex is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, under the Securities Act of 1933.

9.2.Representations and Warranties of Company. Company hereby represents and warrants to Vertex, as of the Effective Date, that:

(a)it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b)it (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)it has the requisite resources and expertise to perform its obligations hereunder;

(d)this Agreement has been duly executed and delivered on behalf of Company, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

(e)the execution, delivery and performance of this Agreement by Company will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or violate any Applicable Law of any governmental body or administrative or other agency having jurisdiction over it;

(f)it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons or entities required to be obtained by it in connection with the execution and delivery of this Agreement;

(g)except for those activities set forth in Schedule 9.2(g), Company is not conducting any internal research program (i.e., research activities conducted on behalf of Company or its Affiliates and not on behalf of any Third Party) whereby Company is actively pursuing or has committed in an approved budget or contract to pursue, using the ETB Platform, identification, development, synthesis, manufacture or optimization of [***];

(h)to Company’s Knowledge, the conduct of the Research Activities as contemplated by this Agreement as of the Effective Date will not (i) constitute misappropriation of any Know-How of any Third Party or (ii) infringe any Patent of any Third Party;

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(i)to Company’s Knowledge, Company Controls all Patents and Know-How owned or in-licensed by Company that are necessary [***] to research, develop, manufacture, commercialize, use, keep or otherwise exploit ETBs directed against the Initial Target as such activities are contemplated by this Agreement as of the Effective Date (such Patents, the “Existing Background Patents”, such Know-How, the “Existing Background Know-How” and, collectively, the “Existing Background Technology” in each case existing as of the Effective Date);

(j)Company is the sole and exclusive owner of all Existing Background Technology, all of which is free and clear of any liens, charges and encumbrances (other than licenses or other rights granted to Third Parties, such as security liens, that would not adversely affect the options, rights and licenses (or sublicenses, as the case may be) granted to Vertex hereunder as of the Effective Date), and, as of the Effective Date, to Company’s Knowledge, neither any license granted by Company or its Affiliates to any Third Party, nor any license granted by any Third Party to the Company or its Affiliates conflicts with the options, rights and licenses (or sublicenses, as the case may be) granted to Vertex hereunder as of the Effective Date, and Company is entitled to grant all options, rights and licenses (or sublicenses, as the case may be) under the Existing Background Technology that it purports to grant to Vertex under this Agreement;

(k)Schedule 1.81 sets forth a true, correct and complete list of all Existing Background Patents as of the Effective Date and indicates whether such Patent is owned by Company or licensed by Company from a Third Party and if so, identifies the licensor or sublicensor from which the Patent is licensed;

(l)all issued Patents within the Existing Background Patents are in full force and effect and, to Company’s Knowledge, all Existing Background Patents have been Prosecuted and Maintained from the respective patent offices in accordance with Applicable Law. Company has not received any written claims that any issued Existing Background Patent is invalid or unenforceable;

(m) with respect to the Existing Background Patents, Company has obtained assignments from the inventors of all inventorship rights relating to such Patents, and all such assignments of inventorship rights relating to such Patents have been properly executed and recorded in the relevant U.S. patent offices;

(n)no Existing Background Technology is subject to any funding agreement with any government or governmental agency;

(o)to its Knowledge, the Research, Development, Manufacture, Commercialization or other exploitation of ETBs directed against the Initial Target by Vertex (or its Affiliates or Sublicensees) does not and will not infringe any issued Patent of any Third Party;

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(p)there are no judgments or settlements against Company or any of its Affiliates, or any pending or, to Company’s Knowledge, threatened claims or litigation, in each case in connection with the Existing Background Technology or relating to the transactions contemplated by this Agreement; and

(q)Company has not employed (and has not used a Subcontractor that has employed) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in any capacity in connection with this Agreement or the ETB Platform.

9.3.Company Covenants. Company hereby covenants to Vertex that, except as expressly permitted under this Agreement:

(a)Company will, and will require its Affiliates and Subcontractors to, comply with all Applicable Law in its and their conduct of the Research Activities and Follow-On Research, including where appropriate GMP, GCP and GLP (or similar standards);

(b)Company will maintain and not breach in a manner that could reasonably be expected to give rise to a termination right of the licensor party, and will cause its Affiliates to maintain and not breach in a manner that could reasonably be expected to give rise to a termination right of the licensor party, any New Company Agreement;

(c)Company will promptly notify Vertex in writing of any material breach by Company or its Affiliate or by the licensor party of any New Company Agreement, and in the event of a breach by Company or its Affiliate, will permit Vertex to cure such breach on Company’s or its Affiliates behalf upon Vertex’s request, subject to the terms of the applicable New Company Agreement;

(d)Company will not, and will cause its Affiliates not to, amend, modify or terminate any New Company Agreement in a manner that would adversely affect Vertex’s rights under this Agreement or adversely affect Vertex’s obligations under this Agreement, including those rights or obligations of Vertex resulting from Vertex being a sublicensee under any New Company Agreement, without first obtaining Vertex’s written consent, which consent may be withheld in Vertex’s sole discretion;

(e)neither Company nor any of its Affiliates will effect any corporate restructuring or enter into any new agreement or otherwise obligate itself to any Third Party, or amend an existing agreement with a Third Party, in each case, in a manner that conflicts with or otherwise adversely affects the options, rights and licenses (or sublicenses, as the case may be) granted to Vertex hereunder;

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(f)Company will not, and will cause its Affiliates not to (i) license, sell, assign or otherwise transfer to any Person any [***] (or agree to do any of the foregoing) or (ii) incur or permit to exist, with respect to any [***], any lien, encumbrance, charge, security interest, mortgage, liability, grant of license to Third Parties or other restriction (including in connection with any indebtedness), in each case, that would conflict with, limit, impair, restrict or otherwise adversely affect the options, rights and licenses (or sublicenses, as the case may be) granted to Vertex hereunder, including [***];

(g)Company will require all employees and Subcontractors of Company and its Affiliates performing [***] hereunder on behalf of Company or its Affiliates to execute binding and enforceable agreements presently assigning to Company all right, title and interest in and to any inventions developed by them that constitute Agreement Technology, whether or not patentable, and will use Commercially Reasonable Efforts to enforce such agreements;

(h)Company will not engage directly or indirectly, in any capacity in connection with this Agreement any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FD&C Act or is subject to any such similar sanction; and

(i)  Company will inform Vertex in writing promptly if it or any Person engaged by Company or any of its Affiliates who is performing services under this Agreement or any ancillary agreements is debarred or is the subject of a conviction described in Section 306 of the FD&C Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Company’s knowledge, is threatened, relating to the debarment or conviction of Company, any of its Affiliates or any such Person performing services hereunder or thereunder.

9.4.Vertex Covenant. Vertex hereby covenants to Company that, except as expressly permitted under this Agreement:

(a)Vertex will, and will require its Affiliates, Sublicensees and Subcontractors to, comply with all Applicable Law in its and their conduct of Research, Development, Manufacture and Commercialization hereunder, including where appropriate GMP, GCP and GLP (or similar standards);

(b)Vertex will require all employees and Subcontractors of Vertex and its Affiliates performing Research, Development, Manufacture or Commercialization activities hereunder on behalf of Vertex or its Affiliates to execute binding and enforceable agreements presently assigning to Vertex all right, title and interest in and to any inventions developed by them that constitute ETB Agreement Technology, Joint Agreement Technology or Antibody Agreement Technology, in each case, whether or not patentable, and will use Commercially Reasonable Efforts to enforce such agreements;

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(c)Vertex will not engage directly or indirectly, in any capacity in connection with this Agreement any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FD&C Act or is subject to any such similar sanction; and

(d)Vertex will inform Company in writing promptly if it or any Person engaged by Vertex or any of its Affiliates who is performing services under this Agreement or any ancillary agreements is debarred or is the subject of a conviction described in Section 306 of the FD&C Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Vertex’s knowledge, is threatened, relating to the debarment or conviction of Vertex, any of its Affiliates or any such Person performing services hereunder or thereunder.

9.5.Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENTS, TITLE, QUALITY, COMPLETENESS, ACCURACY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT ANY COLLABORATION PROGRAM WILL BE SUCCESSFUL, OR THAT ANY PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO ANY COLLABORATION PROGRAM OR ANY LICENSED ETB OR LICENSED PRODUCT HEREUNDER.

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ARTICLE 10.
INDEMNIFICATION; INSURANCE; LIMITATIONS

10.1.Indemnification.

10.1.1.Indemnification by [***]. [***] will indemnify, defend and hold harmless [***], its Affiliates, and its and its Affiliates’ employees, officers, directors and agents and their respective successors, heirs and assigns (each, a “[***] Indemnified Party”) from and against any liability, loss, damage or expense (including reasonable attorneys’ fees and expenses) (collectively, “Liability”) that the [***] Indemnified Party may incur or otherwise be required to pay to one or more Third Parties in connection with any Third Party suit, investigation, claim or demand resulting from or arising out of:

(a)the Research, Development, Manufacture, Commercialization, use or other exploitation of any Licensed ETB or Licensed Product by, on behalf of, or under the authority of, [***] or its Affiliates or Sublicensees or Subcontractors (other than by any [***] Indemnified Party), other than claims by one or more Third Parties that the practice of the ETB Platform in accordance with this Agreement infringes or misappropriates any issued Patent or other intellectual property rights owned or controlled by such Third Party(ies);

(b)the use by [***] at [***]’s direction in accordance with this Agreement of any Antibody to which [***] has obtained rights by directly contracting with a Third Party pursuant to Section 2.4;

(c)the material breach by [***] of any of its representations, warranties or covenants set forth in this Agreement; or

(d)the negligence or intentional misconduct of [***] or any [***]Indemnified Party;

except, in each case ((a)–(d)), to the extent such claims fall within the scope of [***]’s indemnification obligations under Section 10.1.2 (or would have had the Third Party claim been made against [***] under this Agreement) as to which Liability each Party will indemnify the other to the extent of their respective liability.

10.1.2.Indemnification by [***]. [***] will indemnify, defend and hold harmless [***], its Affiliates and its and its Affiliates’ employees, officers, directors and agents and their respective successors, heirs and assigns (each, a “[***] Indemnified Party”) from and against any Liability that the [***] Indemnified Party may incur or otherwise be required to pay to one or more Third Parties in connection with any Third Party suit, investigation, claim or demand resulting from or arising out of:

(a)any claim that the practice of the ETB Platform in accordance with this Agreement infringes or misappropriates any issued Patent or other intellectual property rights owned or controlled by any Third Party;

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(b)[***]’s or any of its Affiliates’ or Subcontractors’ conduct of the Research Activities or the Follow-On Research, other than the use by [***] at [***]’s direction in accordance with this Agreement of any Antibody to which [***] has obtained rights by directly contracting with a Third Party pursuant to Section 2.4;

(c)the material breach by [***] of any of its representations, warranties or covenants set forth in this Agreement; or

(d)the negligence or intentional misconduct of [***] or any [***] Indemnified Party;

except, in each case ((a)–(d)), to the extent such claims fall within the scope of [***]’s indemnification obligations under Section 10.1.1 (or would have had the Third Party claim been made against [***] under this Agreement) as to which Liability each Party will indemnify the other to the extent of their respective liability.

10.1.3.Procedure. Each Party will notify the other Party in writing if it becomes aware of a claim for which such Party may seek indemnification hereunder. If any Proceeding (including any governmental investigation) is instituted against a Party with respect to which indemnity may be sought pursuant to Section 10.1.1 or 10.1.2, as applicable, such Party (the “Indemnified Party”) will give prompt written notice of the indemnity claim to the other Party (the “Indemnifying Party”) and provide the Indemnifying Party with a copy of any complaint, summons or other written notice that the Indemnified Party receives in connection with any such claim. An Indemnified Party’s failure to deliver such written notice will relieve the Indemnifying Party of liability to the Indemnified Party under Section 10.1.1 or 10.1.2, as applicable, only to the extent such delay is prejudicial to the Indemnifying Party’s ability to defend such claim and allow the Indemnifying Party to assume the defense of claim. Provided that the Indemnifying Party is not contesting the indemnity obligation, the Indemnified Party will permit the Indemnifying Party to control any litigation relating to such claim and the disposition of such claim by negotiated settlement or otherwise (subject to this Section 10.1) and any failure to contest such obligation prior to assuming control will be deemed to be an admission of the obligation to indemnify. The Indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim and will not settle or otherwise resolve such claim without the Indemnified Party’s prior written consent, which will not be unreasonably withheld, conditioned or delayed; provided that such consent will not be required with respect to any settlement involving only the payment of monetary awards for which the Indemnifying Party will be fully responsible. The Indemnified Party will cooperate with the Indemnifying Party in the Indemnifying Party’s defense of any claim for which indemnity is sought under this Agreement, at the Indemnifying Party’s cost and expense.

10.2.Insurance. Throughout the Term, Company and Vertex will respectively, at their own cost and expense, obtain and maintain the insurance coverage listed on Schedule 10.2 from insurance carriers licensed to do business under the laws of the country, state, commonwealth, province, or territory in which such Party’s obligations are provided, with insurers that carry a rating of at least an A- VII or better from A.M. Best. Each Party will furnish to the other Party evidence of such insurance upon request. Notwithstanding the foregoing, [***] may self-insure to the extent that it self-insures other activities similar to the activities under this Agreement.

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10.3.Limitation of Consequential Damages. EXCEPT FOR (A) CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 10, (B) CLAIMS ARISING OUT OF A PARTY’S WILLFUL MISCONDUCT OR (C) A PARTY’S BREACH OF SECTION 5.6 OR ARTICLE 12, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 11.
TERM; TERMINATION

11.1.Term; Expiration. This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this ARTICLE 11, will expire as follows (such period, the “Term”):

(a)on a country-by-country and Licensed Product-by-Licensed Product basis, on the date of expiration of all payment obligations under this Agreement with respect to such Licensed Product in such country; and

(b)in its entirety (i) upon the expiration of all payment obligations under this Agreement with respect to all Licensed Products in all countries pursuant to Section 11.1(a) or (ii) upon the termination of this Agreement with respect to all Collaboration Programs pursuant to Section 11.2.1.

11.2.Termination of the Agreement.

11.2.1.Automatic Termination of Collaboration Program. If, with respect to all Development Candidates arising under a Collaboration Program, Vertex does not exercise any Option under Section 4.1 on or prior to the applicable Option Deadline, then this Agreement shall automatically terminate with respect to such Collaboration Program, and, for clarity, the Collaboration Target for such Collaboration Program will automatically become a Terminated Target effective as of such Option Deadline with no further action by the Parties.

11.2.2.Vertex’s Termination for Convenience. Vertex may terminate this Agreement, either in its entirety or on a Collaboration Program-by-Collaboration Program or Licensed Product-by-Licensed Product basis, for convenience by providing written notice of its intent to terminate to Company, in which case, such termination will be effective [***] after Company’s receipt of such written notice.

11.2.3.Termination for Material Breach.

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(a)Vertex’s Right to Terminate. If Vertex believes that Company is in material breach of this Agreement, Vertex may deliver written notice of such material breach to Company. If the breach is curable, Company will have [***] following its receipt of such written notice to cure such breach. If Company fails to cure such breach within such [***] period or the breach is not subject to cure, subject to Section 11.2.4, (i) Vertex may terminate this Agreement, in its entirety or with respect to the particular Collaboration Target or Licensed Product to which the breach relates, by providing written notice to Company, in which case, this Agreement will terminate in its entirety or with respect to such Collaboration Target or Licensed Product, as applicable, on the date on which Company receives such written notice or (ii) Vertex may elect to exercise the alternative remedy set forth in Section 11.4; provided, however, that if (A) the relevant breach is curable, but not reasonably curable within [***], and (B) Company is making a bona fide effort to cure such breach, Vertex’s right to terminate this Agreement or elect to exercise the alternative remedy set forth in Section 11.4 on account of such breach will be suspended for so long as Company is continuing to make such bona fide effort to cure such breach and if such breach is successfully cured, Vertex will no longer have the right to terminate this Agreement or elect to exercise the alternative remedy set forth in Section 11.4 on account of such breach.

(b)Company’s Right to Terminate. If Company believes that Vertex is in material breach of this Agreement, Company may deliver written notice of such material breach to Vertex. If the breach is curable, Vertex will have [***] following its receipt of such written notice to cure such breach. If Vertex fails to cure such breach within such [***] period or the breach is not subject to cure, subject to Section 11.2.4, Company may terminate this Agreement, solely with respect to the particular Collaboration Programs or Licensed Product to which the breach relates (or, if such breach relates to all Collaboration Targets or all Licensed Products, with respect to this Agreement in its entirety), by providing written notice to Vertex, in which case, this Agreement will terminate with respect to the applicable Collaboration Target or Licensed Product (or, if applicable, in its entirety) on the date on which Vertex receives such written notice; provided, however, that if (i) the relevant breach is curable, but not reasonably curable within [***], and (ii) Vertex is making a bona fide effort to cure such breach, Company’s right to terminate this Agreement on account of such breach will be suspended for so long as Vertex is continuing to make such bona fide effort to cure such breach and if such breach is successfully cured, Company will no longer have the right to terminate this Agreement on account of such breach.

11.2.4.Disputes Regarding Material Breach. Notwithstanding the foregoing, if the Breaching Party in Section 11.2.3 disputes in good faith the existence, materiality, or failure to cure of any breach, and provides written notice to the Non-Breaching Party of such dispute within the relevant cure period, the Non-Breaching Party will not have the right to terminate this Agreement in accordance with Section 11.2.3, or the right to exercise the alternative remedy provision of Section 11.4, as applicable, unless and until the relevant dispute has been resolved pursuant to Section 13.12. During the pendency of such dispute, the applicable cure period will be tolled, all the terms of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations hereunder.

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11.2.5.Termination for Insolvency. If, at any time during the Term, either Party makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety by providing written notice of its intent to terminate this Agreement to such Party, in which case, this Agreement will terminate on the date on which such Party receives such written notice.

11.3.Termination by Company for Patent Challenge. Company may terminate the license granted to Vertex under this Agreement with respect to any applicable Licensed Patent upon [***]’ prior written notice to Vertex, if Vertex or any of its Affiliates or Sublicensees, directly or indirectly, individually or in association with any other person or entity, challenges the patentability, validity, enforceability, term or scope of such Licensed Patent anywhere in the world (“Patent Challenge”); provided that, if a Patent Challenge is brought by a Sublicensee, Company will not have the right to terminate the license granted to Vertex under this Agreement with respect to the applicable Licensed Patent if Vertex terminates its Sublicense agreement with such Sublicensee within [***] of receipt of Company’s notice of termination under this Section 11.3. The foregoing right to terminate the license granted to Vertex under this Agreement with respect to a Licensed Patent that is the subject of a Patent Challenge shall not apply with respect to any Patent Challenge that is made by Vertex or any of its Affiliates or Sublicensees in response to and defense of an assertion by Company of the relevant Licensed Patent. As used herein, a Patent Challenge includes: (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any Licensed Patent; (b) filing, or joining in, a request under 35 U.S.C. § 302 for reexamination of any claim of any Licensed Patent; (c) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any Licensed Patent; (d) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any Licensed Patent or any portion thereof; (e) filing or commencing any opposition, nullity, or similar proceeding challenging the validity of any Licensed Patent in any country or region; or (f) filing or commencing an action under any foreign statute or regulation that is equivalent or similar to clause (a), (b), (c), (d) or (e).

11.4.Alternative Remedy to Termination.

11.4.1.Alternative Remedy. If Company commits a material breach of Section 5.6 or 9.3(f) of this Agreement or commits a material breach of any other provision of this Agreement arising out of Company’s willful misconduct, and Vertex has the right to terminate this Agreement in accordance with Section 11.2.3 (including expiration of any applicable cure periods thereunder) (a “Company Breach Event”), in lieu of exercising such termination right, Vertex may elect the alternative remedy of this Section 11.4 by providing written notice of such election to Company before the end of such applicable cure period, in which case, [***]. Notwithstanding the foregoing to the contrary, if the material breach of this Agreement relates solely to one Target, the alternative remedy contained in this Section 11.4 shall only apply with respect to Licensed Product applicable to such Target.

11.4.2.Sole Remedy. Following a Company Breach Event, if Vertex [***], and elects to exercise its rights under Section 11.4.1 [***], then, without limiting any other remedies available to Vertex under Section 13.12.6, such election by Vertex shall be its sole and exclusive remedy for such Company Breach Event. For clarity, Vertex may elect, following a Company Breach Event, (a) [***] or (b) [***], Vertex may exercise any other remedies available to it under this Agreement or at law or in equity.

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11.5.Consequences of Expiration or Termination of the Agreement.

11.5.1.In General. If this Agreement expires or is terminated in its entirety or with respect to one or more Collaboration Programs or Licensed Products by a Party pursuant to Section 11.2, the following terms will apply to this Agreement, either in its entirety or with respect to the Collaboration Programs or Licensed Products that are the subject of such termination, as the case may be:

(a)each Party will take all action required under Section 12.3;

(b)termination or expiration of this Agreement for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such expiration or termination. Such expiration or termination will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement; and

(c)the following provisions of this Agreement will survive the expiration or termination of this Agreement: ARTICLE 1 (to the extent the definitions or schedules are used in other surviving provisions), Section 5.4, Section 5.7 (for the applicable time period set forth therein), the last sentence of Section 7.6.2 (solely in the event of expiration of this Agreement but not any early termination), Sections 7.9 through 7.12 (inclusive, solely to the extent applicable with respect to an accrued obligation otherwise contemplated by Section 11.5.1(b)), Section 8.1, Section 8.2.3, Section 8.5 (provided that all references therein to “that is not a Competitive Infringement” will be deemed deleted), Section 9.5, Section 10.1, Section 10.3, this Section 11.5, Sections 12.1 through 12.5 (inclusive and for the time period set forth therein), and ARTICLE 13 (but excluding Section 13.2 and Section 13.6)..

11.5.2.Effects of Termination. If this Agreement is terminated in its entirety or with respect to one or more Collaboration Programs or Licensed Products by a Party pursuant to Section 11.2, the following terms will apply, as applicable:

(a)if such termination is with respect to a Collaboration Program, then the Options granted to Vertex with respect to the Development Candidates arising under such Collaboration Program shall terminate;

(b)if such termination is with respect to a Licensed Product, except as set forth in Section 11.5.2(d), the Exclusive License with respect to such Licensed Product will terminate;

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(c)any permitted Sublicense of Vertex with respect to a terminated Licensed Product will, at the Sublicensee’s option, survive such termination on the condition that the relevant Sublicensee is not in material breach of any of its obligations under such Sublicense and the Sublicensee’s breach was not the cause of Vertex’s breach hereunder. In order to effect this provision, at the request of the Sublicensee, Company will enter into a direct license with the Sublicensee on terms that are substantially the same terms as the applicable terms (including economic terms) of this Agreement; provided that (i) Company will not be required to undertake obligations in addition to those required by this Agreement and (ii) Company’s rights under such direct license will be consistent with its rights under this Agreement, taking into account the scope of the license granted under such direct license;

(d)subject to patient and other ethical considerations, Vertex shall wind-down any ongoing Clinical Trials for any terminated Licensed Product in accordance with Applicable Law, at Vertex’s cost; and

(e)if this Agreement is terminated by Vertex pursuant to Section 11.2.2 or by Company pursuant to Section 11.2.3 (as well as by Company pursuant to Section 11.3 if the applicable Patent Challenge is with respect to the last remaining Licensed Patent licensed by Company to Vertex under this Agreement), then notwithstanding the termination of the Exclusive License, to the extent Vertex, its Affiliates or Sublicensees can and do continue to Research, Develop, Manufacture or Commercialize any Licensed ETB or Licensed Product, Vertex shall remain obligated to pay amounts due to Company pursuant to Sections 7.5 and 7.6, and the terms of Sections 7.5, 7.6, 7.9, 7.10, 7.11 and 7.12 shall survive such termination; provided, however, that the Royalty Term as referred to in Section 7.6 shall mean, with respect to a Licensed Product in a country, the period commencing on the First Commercial Sale of such Licensed Product in such country and ending upon the latest of: (i) the expiration of the last Valid Claim of any Product Agreement Patent that Covers Agreement Know-How discovered, developed, invented or created by Company or its Affiliates or Third Parties acting on its behalf (whether solely or jointly with Vertex or its Affiliates or Third Parties acting on Vertex’s behalf) and that Covers such Licensed Product or the method of use or manufacture of such Licensed Product in such country; (ii) [***] after the First Commercial Sale of such Licensed Product in such country; or (iii) expiration of Regulatory Exclusivity, if any, in such country with respect to such Licensed Product.

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ARTICLE 12.
CONFIDENTIALITY

12.1.Confidentiality. During the Term and for [***] thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not publish, or allow to be published, and not otherwise disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information to any Third Party; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose, except, in each case, to the extent expressly permitted under this Agreement or otherwise agreed in writing. Without limiting the generality of the foregoing, to the extent that either Party provides the other Party any Confidential Information owned by any Third Party, the Receiving Party will handle such Confidential Information in accordance with the terms of this ARTICLE 12 applicable to a Receiving Party.

12.2.Authorized Disclosure. Notwithstanding Section 12.1, each Party may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary to:

(a)file or prosecute patent applications as contemplated by this Agreement;

(b)prosecute or defend litigation;

(c)its actual or potential Sublicensees (in the case of Vertex and, in the case of Company, to its actual or potential sublicensees solely in connection with a sublicense of the rights granted to Company under Section 5.2.2) and actual or potential Subcontractors, in each case, in connection with the exercise of its rights and performance of its obligations under this Agreement; provided that such disclosure is covered by terms of confidentiality at least as restrictive as those set forth herein;

(d)its advisors (including financial advisors, attorneys and accountants), actual or potential acquirers, financing sources or investors and underwriters on a need-to-know basis; provided that such disclosure is covered by terms of confidentiality at least as restrictive as those set forth herein (which may include professional ethical obligations); or

(e)comply with Applicable Law (including to obtain and maintain Marketing Approvals for a Licensed Product).

If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to Sections 12.2(a), 12.2(b) or 12.2(e), then the Receiving Party will, to the extent possible, give reasonable advance notice of such disclosure to the Disclosing Party and take reasonable measures to ensure confidential treatment of such information.

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Notwithstanding anything to the contrary herein, in no event may either Party, without the prior written consent of the other Party, disclose the other Party’s Confidential Information to any Third Party (including any of such Party’s Third Party investors, collaborators or licensees) engaged in the research, development, manufacture or commercialization of pharmaceutical products, other than to actual or potential Subcontractors or Sublicensees or to actual or potential acquirers or, in the case of Vertex, to actual or potential acquirers of Vertex’s program with respect to the Licensed ETBs or Licensed Products, provided that in the case of actual or potential Subcontractors or Sublicensees, such disclosures are made in accordance with Section 12.2(c), and in the case of actual or potential acquirers, such disclosures are made (i) in accordance with Section 12.2(d), (ii) only to the extent necessary to evaluate, negotiate and potentially consummate the acquisition and (iii) only after the applicable Party has reached agreement on a bona fide term sheet or letter of intent regarding the terms of such acquisition with the actual or potential acquirer.

Notwithstanding anything to the contrary in this Agreement, in no event will Company be permitted to disclose to any Third Party the identity of any Collaboration Target or Reserved Target, except as otherwise expressly provided in clause (e) of this Section 12.2 or to a Third Party gatekeeper under conditions of strict confidentiality pursuant to a mechanism substantially equivalent to that set forth in Section 2.3.2 and the Gatekeeper Agreement.

12.3.Expiration or Termination of this Agreement. Following the expiration or termination of this Agreement, if requested by the Disclosing Party, at the Receiving Party’s election, the Receiving Party will return or destroy, all data, files, records and other materials containing or comprising the Disclosing Party’s Confidential Information, except to the extent such Confidential Information is necessary or useful to conduct surviving obligations or exercise surviving rights. Notwithstanding the foregoing, (a) the Receiving Party will be permitted to retain one copy of such data, files, records and other materials for archival and legal compliance purposes and (b) the Receiving Party will not be required to delete or destroy any electronic back-up tapes or other electronic back-up files that have been created solely by the Receiving Party’s automatic or routine archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures.

12.4.SEC Filings and Other Disclosures. Either Party may disclose the terms of this Agreement to the extent required to comply with Applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory; provided that such Party will provide the other Party a reasonable opportunity to review such disclosure and reasonably consider the other Party’s comments regarding confidential treatment sought for such disclosure.

12.5.Residual Knowledge Exception. Notwithstanding any provision of this Agreement to the contrary, a Receiving Party may use any Residual Knowledge for any purpose; provided that, for clarity, this right to use Residual Knowledge does not represent a license to any Patents owned or Controlled by the Disclosing Party. Any use made by the Receiving Party of Residual Knowledge is on an “as is, where is” basis, with all faults and all representations and warranties disclaimed at the Receiving Party’s sole risk.

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12.6.Public Announcements; Publications.

12.6.1.Announcements. On a date to be determined mutually by the Parties, which date shall be within [***] of the Effective Date, the Parties will jointly issue a press release regarding the signing of this Agreement in a mutually agreed form. Except (a) as set forth in the preceding sentence, (b) as required to comply with Applicable Law (including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory in accordance with Section 12.4), or (c) as may be expressly permitted under Section 12.4 or Section 8.9, neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party. Notwithstanding the foregoing, subject to Section 12.6.2, Vertex may make scientific publications or public announcements concerning its Research, Development, Manufacture or Commercialization activities with respect to any Licensed ETB or Licensed Product under this Agreement without Company’s prior written approval; provided, however, that except as permitted under Section 12.2, Vertex will not disclose any of Company’s Confidential Information in any such publication or announcement without obtaining Company’s prior written consent to do so.

12.6.2.Publications.

(a)Publications Prior to License Effective Date. During the Term prior to the License Effective Date with respect to a Development Candidate, neither Party will make any academic, scientific or medical publication or academic, scientific or medical public presentation related to such Development Candidate, the applicable Collaboration Target or any activities conducted pursuant to this Agreement with respect to such Collaboration Target, in each case, without the other Party’s prior written consent.

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(b)Publications Following License Effective Date. During the Term following the License Effective Date with respect to a Development Candidate, Vertex will submit to Company for review any proposed academic, scientific or medical publication or academic, scientific or medical public presentation related to such Development Candidate, any corresponding Licensed ETB or Licensed Product, the applicable Vertex Target or any activities conducted pursuant to this Agreement with respect to such Vertex Target, no later than [***] before submission for publication or presentation (or [***] in advance in the case of an abstract). Company will review such publication or presentation for purposes of determining whether any portion of the proposed publication or presentation contains Company’s Confidential Information and will provide its comments with respect to such publications and presentations within [***] after its receipt of such written copy (or [***] in the case of an abstract). If requested by Company, Vertex will redact Company’s Confidential Information from any such proposed publication or presentation. Vertex will comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication. Notwithstanding the foregoing, Vertex’s obligation to submit any publication to Company for review and approval under this Section 12.6.2(b) will not apply to any publication that does not contain Company’s Confidential Information. During the Term following the License Effective Date with respect to a Development Candidate, Company will not make any academic, scientific or medical publication or academic, scientific or medical public presentation related to such Development Candidate, any corresponding Licensed ETB or Licensed Product, the applicable Vertex Target or any activities conducted pursuant to this Agreement with respect to such Vertex Target, without the prior written consent of Vertex.

(c)Publications Regarding ETB Platform. Company may, at any time during the Term, make academic, scientific or medical publications or academic, scientific or medical public presentations related to the ETB Platform; provided that such academic, scientific or medical publications or academic, scientific or medical public presentations do not disclose any information related to any Development Candidate, any Collaboration Target or Vertex Target, any Licensed ETB or Licensed Product or any activities conducted pursuant to this Agreement with respect to a Collaboration Target or Vertex Target, without the prior written consent of Vertex, except that Company may make academic, scientific or medical publications or academic, scientific or medical public presentations related to any Terminated Target and any Development Candidate directed against such Terminated Target.

12.7.Vertex Information Rights. If Vertex determines in good faith upon advice of its independent financial auditor that Company is an entity that is subject to financial consolidation with Vertex for the purposes of its quarterly and annual financial statements (or otherwise requires such information in order to comply with GAAP), Company will make available to Vertex:

12.7.1.as soon as practicable, but in any event within [***] (i) an unaudited balance sheet as of the end of such Calendar Quarter, (ii) unaudited statements of income and cash flows for such Calendar Quarter, (iii) an unaudited statement of stockholders’ equity for such period, and (iv) a detailed trial balance as of the end of such Calendar Quarter, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with GAAP);

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12.7.2.as soon as practicable, but in any event within [***] (i) an audited balance sheet as of the end of such Calendar Year, (ii) audited statements of income and cash flows for such Calendar Year, (iii) an audited statement of stockholders’ equity for such Calendar Year and (iv) a detailed trial balance as of the end of such Calendar Year, together with related footnotes all prepared in accordance with GAAP and audited and certified by a nationally recognized independent public accounting firm;

12.7.3.on or prior to [***], Company will perform a 409A analysis of the fair value of Company’s stock as of December 1 of such year as prepared by an independent valuation expert; and

12.7.4.any other information or agreements requested by Vertex and reasonably necessary for the purposes of its quarterly and annual financial statements.

ARTICLE 13.
MISCELLANEOUS

13.1.Assignment. This Agreement will not be assignable by any Party to any Third Party without the written consent of the non-assigning Party. Notwithstanding the foregoing, either Party may, subject to the terms of this Agreement (including Section 13.2), assign this Agreement or its rights and obligations under this Agreement, without the written consent of the other Party, to an Affiliate or to a Third Party that acquires all or substantially all of the business or assets of such Party to which this Agreement relates (whether by merger, reorganization, acquisition, sale or otherwise), and agrees in writing to be bound by the terms of this Agreement. The assigning Party will promptly notify the other Party in writing of any permitted assignment or transfer under the provisions of this Section 13.1.  This Agreement will be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 13.1 will be void.

13.2.Change of Control.

13.2.1.Notification. Each Party will notify the other Party in writing promptly (and in any event within [***]) following the closing of a Change of Control of such Party.

13.2.2.Effects of Change of Control. If, during the Term, either Party undergoes a Change of Control, from and after the effective date of such Change of Control, such acquired Party and its Preexisting Affiliates, on the one hand, and the acquirer and its Affiliates (other than such acquired Party and its Preexisting Affiliates), on the other hand, shall establish and enforce internal processes, policies, procedures and systems to segregate the other Party’s Confidential Information, including the Research Plan and reports pursuant to Section 6.1, such that the acquirer and its Affiliates (other than such acquired Party and its Preexisting Affiliates) do not obtain access to Confidential Information of the other Party. In addition, from and after any Change of Control of Company, (a) notwithstanding the provisions of Section 3.1.4, Vertex shall have final decision-making authority at the JAC over all matters that are subject to the JAC’s

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authority, (b) Company will devote the same level and quality of FTEs and other resources to the Research Activities for each Collaboration Program and Follow-On Research, as applicable, and will use the same level of effort, which in no case will be less than Commercially Reasonable Efforts, to progress such activities, in each case, as were dedicated to such activities prior to such Change of Control, and (c) as requested by Vertex, Company will promptly provide to Vertex written reports of Company’s progress under the Research Plan for the applicable Collaboration Program or Follow-On Research, as applicable, which reports will include the information set forth in Section 2.7.2 and any other information that Vertex may reasonably request to ensure that Company is in compliance with this Section 13.2.2.

13.3.Force Majeure. Each Party will be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented or delayed by Force Majeure and the nonperforming Party promptly provides written notice of the Force Majeure to the other Party. Such excuse will continue for so long as the condition constituting a Force Majeure continues, on the condition that the nonperforming Party continues to use Commercially Reasonable Efforts to remove or mitigate the Force Majeure and resume performance of its obligations under this Agreement.

13.4.Representation by Legal Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, no presumption will exist or be implied against the Party that drafted such terms and provisions.

13.5.Notices. All notices that are required or permitted hereunder will be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier, addressed as follows:

If to Vertex:

Vertex Pharmaceuticals Incorporated

Attn: Business Development

50 Northern Avenue

Boston, Massachusetts 02210

with a copy (which will not constitute notice) to:

Vertex Pharmaceuticals Incorporated

Attn: Corporate Legal

50 Northern Avenue

Boston, Massachusetts 02210

and a copy (which will not constitute notice) to:

Ropes & Gray LLP

Attn: Marc Rubenstein

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Execution Version

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

If to Company:

Molecular Templates, Inc.

Attn: President and COO

9301 Amberglen Blvd #100

Austin, Texas 78729

with a copy (which will not constitute notice) to:

Molecular Templates, Inc.

Attn: Legal Counsel

9301 Amberglen Blvd #100

Austin, Texas 78729

with a copy (which will not constitute notice) to:

Cooley LLP

Attn: Alison Freeman-Gleason

1700 Seventh Avenue, Suite 1900

Seattle, Washington  98101-1355

or to such other address as the Party to whom written notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party will deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such written notice will be deemed to have been given and received by the other Party: (a) when delivered if personally delivered; or (b) on receipt if sent by overnight courier.

13.6.Amendment. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each of Vertex and Company.

13.7.Waiver. No provision of this Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either Party of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

13.8.Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same will not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement will be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement will be construed as if such clause of portion thereof had never been contained in this Agreement, and there will be deemed substituted therefor such provision as

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will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

13.9.Descriptive Headings. The descriptive headings of this Agreement are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.

13.10.Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed upon or related to Company or Vertex from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate Governmental Authority.

13.11.Governing Law. This Agreement, and all claims arising under or in connection herewith, will be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Massachusetts, without regard to conflict of law principles thereof.

13.12.Dispute Resolution. Subject to Section 13.12.4 regarding the resolution of certain Patent-related disputes and 13.12.5 regarding the resolution of any disputes with respect to the calculation of “Net Sales” with respect to any Combination Product, if a dispute arises between the Parties in connection with or relating to this Agreement (a “Dispute”), it will be resolved pursuant to Sections 13.12.1, 13.12.2, and 13.12.3.

13.12.1.Escalation to Executive Officers. Either Party may refer any Dispute to the Executive Officers of the Parties, who will confer in good faith on the resolution of the issue, by delivering written notice to the other Party.

13.12.2.Mediation. If the Executive Officers are unable to agree on the resolution of any such Dispute within [***] (or such other period of time as mutually agreed by the Executive Officers) after such Dispute was first referred to them, then within [***] after the end of such [***] period or such other mutually-agreed period of time, either Party may serve notice to the other Party referring the matter to confidential mediation administered by the American Arbitration Association (“AAA”) under its Mediation Procedures (subject to this Section 13.12.2) before resorting to arbitration pursuant to Section 13.12.3.

If the Parties are unable to agree on a mediator within [***] after service of the mediation notice, a mediator shall be appointed by the AAA. The mediation session shall last for at least [***] before any Party has the option to withdraw from the process. The Parties may agree to continue the mediation process beyond one day, until there is a settlement agreement, or one Party or the mediator states that there is no reason to continue. The Parties agree to have their respective principals participate in the mediation process, including being present throughout the mediation session(s). Any period of limitations that would otherwise expire between the reference of the Disputes to the Executive Officers of the Parties and the conclusion of the mediation shall be extended until [***] after the conclusion of mediation.

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13.12.3.Arbitration. If the Dispute is not resolved through mediation within [***] after service of the mediation notice pursuant to Section 13.12.2, such Dispute shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the AAA (the “Rules”). For clarity, the Parties may only resort to arbitration to resolve a Dispute after the Parties have escalated the Dispute to the Executive Officers pursuant to Section 13.12.1 and attempted to mediate the Dispute pursuant to Section 13.12.2. The Parties will follow the following procedures to resolve such Dispute under arbitration:

(a)Arbitrators. The number of arbitrators shall be three. The arbitrators shall be neutral and bound by The Code of Ethics for Arbitrators in Commercial Disputes. Each arbitrator shall have at least [***] of relevant experience in the pharmaceutical industry (and the field of pharmaceutical development, commercialization or any other relevant area, as applicable). Each Party shall select one arbitrator within [***] after the date the demand for arbitration (the “Demand for Arbitration”) is served upon the respondent, and the third, who will act as chairperson of the arbitral tribunal, shall be selected by the Party-selected arbitrators within [***] of their appointment, or, failing agreement by the Party-selected arbitrators, by the AAA in accordance with the Rules. If, at the time of the arbitration, the Parties agree in writing to submit the Dispute to a single arbitrator, said single arbitrator will (i) have at least [***] of relevant experience in the pharmaceutical industry (and the field of pharmaceutical development, commercialization or any other relevant area, as applicable) and (ii) be appointed by agreement of the Parties within [***] after the Demand for Arbitration, or, failing such agreement, by the AAA in accordance with the Rules. In no case shall any arbitrator have participated in a prior mediation involving either Party unless explicitly agreed to in writing by the Parties.

(b)Seat of arbitration; language. The seat, or legal place, of arbitration shall be Boston, MA, U.S.A. All arbitration proceedings will be conducted in the English language.

(c)Limited Discovery. Documentary discovery may be conducted at the discretion of the arbitrator(s), provided that any such discovery will (i) be limited to documents directly relating and material to the Dispute, (ii) be conducted pursuant to document discovery procedures as set forth under the laws of the International Bar Association Rules on the Taking of Evidence in International Arbitration, and (iii) be conducted subject to the schedule stipulated by the Parties, or in the absence of stipulation, the schedule ordered by the arbitrator(s). At the request of a Party, the arbitrator(s) may at their discretion order the deposition of witnesses. Depositions shall be limited to a maximum of [***] depositions per Party, each of a maximum of [***] duration, unless the arbitrator(s) otherwise determine. Notwithstanding any provision of this Section 13.12.3 to the contrary, all discovery must be completed within [***] after the appointment of the arbitrator(s).

(d)Awards and Fees. The arbitrator(s) may only issue awards of direct monetary damages and other damages to the extent set forth in Section 10.3 and will not under any circumstances have the authority or power to grant equitable relief or orders for specific performance. The allocation of expenses of the arbitration, including reasonable attorney’s fees, will be determined by the arbitrator(s), or, in the absence of such determination, each Party will pay its own expenses, including attorney’s fees.

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(e)Rulings. All arbitration proceedings must be completed within [***] of the appointment of the chairperson or the single arbitrator. The Parties hereby agree that, subject to the provisions of this Section 13.12.3, the arbitrator(s) has authority to issue rulings and orders regarding all procedural and evidentiary matters that the arbitrator(s) deem reasonable and necessary with or without petition therefor by the Parties as well as the final award. The final award will be issued no more than [***] after the final submissions of the Parties, unless the Parties jointly request an extension or the arbitrator(s) determine(s), in a reasoned decision, that the interest of justice or the complexity of the case requires an extension. All rulings by the arbitrator(s) will be final and binding on the Parties. The arbitrator(s) shall issue a reasoned decision that accompanies the final award.

(f)Enforcement. The arbitration award shall be final and binding on the Parties, and the Parties undertake to carry out any arbitration award without delay. Judgment on the award may be entered in any court of competent jurisdiction.

(g)Confidentiality. All activities undertaken by the arbitrator(s) or the Parties pursuant to this Section 13.12.3 will be conducted subject to obligations of confidentiality no less restrictive than those set forth in ARTICLE 12. Further, the Parties acknowledge and agree that their respective conduct during the course of the arbitration, their respective statements and all information exchanged in connection with the arbitration, and the conduct of the arbitration and any information produced thereunder is Confidential Information under this Agreement and subject to the provisions of ARTICLE 12.

(h)Federal Arbitration Act. The Parties agree that this Agreement evidences a transaction involving interstate commerce. Notwithstanding the provision in Section 13.11 with respect to applicable substantive law, any arbitration conducted pursuant to the terms of this Agreement shall be governed by the Federal Arbitration Act (9 U.S.C. § 1 et. seq.).

13.12.4.Patent Disputes. Notwithstanding the foregoing in this Section 13.12, if a dispute arises between the Parties under this Agreement with respect to the interpretation, scope, validity, enforceability, applicability or term of any Patent, then such dispute shall not be resolved pursuant to Sections 13.12.1 through 13.12.3, but instead may be brought by either Party in the federal courts in the Commonwealth of Massachusetts.

13.12.5.Expert Determination. For any disagreement between the Parties regarding the calculation of “Net Sales” with respect to any Combination Product, such matter will be resolved by expert determination rather than pursuant to the foregoing procedures under this Section 13.12. The Parties hereby agree that such decision shall be conducted expeditiously by an independent expert selected unanimously by the Parties, which expert shall have relevant expertise and experience in the pharmaceutical industry, including with respect to the pricing of pharmaceutical and biologic products. If the Parties are unable to agree upon an expert within [***] after receipt of the notice of request for an expert determination, then, the AAA shall appoint such expert in accordance with the Rules. The expert, once appointed, shall have no ex parte communications with either Party concerning the expert determination or the underlying dispute. The Parties agree to cooperate fully in the expeditious conduct of such expert determination and to provide the expert with a written report including supporting documentation in connection with

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such Party’s oral testimony if requested by the expert. At the conclusion of the arbitration hearings, each Party shall submit one (1) proposal to the expert. The expert shall accept only one (1) of the proposals submitted by the Parties (without making any changes to such proposal) and render such proposal as the expert’s final decision. Notwithstanding anything to the contrary in this Agreement, the expert shall not have the authority to render any decision other than selecting one (1) of the proposals submitted by a Party pursuant to this Section 13.12.5.  The expert shall endeavor to resolve the dispute within [***] (but no later than [***]) after his or her appointment, taking into account the circumstances requiring an expeditious resolution of the matter in dispute. The expert’s decision shall be final and binding on the Parties. The costs of the expert determination shall be shared by the Parties, regardless of the outcome of the determination.  All activities undertaken by the expert or the Parties pursuant to this Section 13.12.5 will be conducted subject to obligations of confidentiality no less restrictive than those set forth in ARTICLE 12. Further, the Parties acknowledge and agree that their respective conduct during the course of the expert proceedings, their respective proposals and all information exchanged in connection with the expert proceedings, and the conduct of such proceedings and any information produced thereunder is Confidential Information under this Agreement and subject to the provisions of ARTICLE 12.

13.12.6.Equitable Relief. Notwithstanding the foregoing in this Section 13.12, nothing contained in this Agreement will in any way limit or preclude a Party from, at any time, seeking or obtaining equitable relief hereunder, whether preliminary or permanent, including a temporary or permanent restraining order, preliminary or permanent injunction, specific performance or any other form of equitable relief, from any United States court of competent jurisdiction if necessary to protect the interests of such Party. Each Party agrees that its unauthorized release of the other Party’s Confidential Information or its breach of Section 5.6 of this Agreement will cause irreparable damage to other Party for which recovery of damages would be inadequate, and that such other Party will be entitled to obtain timely injunctive relief with respect to such breach, without the need to show irreparable harm or the inadequacy of monetary damages as a remedy, and without the requirement of having to post bond or other security, as well as any further relief that may be granted by a court of competent jurisdiction.

13.13.Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof, including the CDA, which is hereby superseded and replaced in its entirety as of the Effective Date. All information shared by the Parties pursuant to the CDA will be Confidential Information under this Agreement from and after the Effective Date, and the use and disclosure thereof will be governed by ARTICLE 12.

13.14.Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing contained herein will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

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13.15.Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person will be construed to include the Person’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Schedules will be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto, (h) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (i) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, (j) any action or occurrence deemed to be effective as of a particular date will be deemed to be effective as of 11:59 PM ET on such date and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

13.16.No Third Party Rights or Obligations. No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligations in any Person not a Party to this Agreement.

13.17.Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.18.Counterparts. This Agreement may be executed in two counterparts, each of which will be an original and both of which will constitute together the same document. Counterparts may be signed and delivered by digital transmission (e.g., .pdf), each of which will be binding when received by the applicable Party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED		MOLECULAR TEMPLATES, INC.

By:	/s/ Jeffrey Leiden	By:	/s/ Eric Poma

Name:	Jeffrey Leiden	Name:	Eric Poma

Title:	Chairman, President and Chief Executive Officer	Title:	CEO & CSO

[Signature Page to Master Collaboration Agreement]

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Schedule 1.81

Existing Background Patents

The Existing Background Patents listed below are owned by Company. Company has not licensed any Existing Background Patents from a Third Party.

Patent Application Serial No.	Title	Application/Publication No.	Filing Date	Patent No.
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Patent Application Serial No.	Title	Application/Publication No.	Filing Date	Patent No.
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Patent Application Serial No.	Title	Application/Publication No.	Filing Date	Patent No.
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Schedule 1.149

Option Exercise Data Package

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Schedule 1.177

Research Plan

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Schedule 2.3.2

Gatekeeper Agreement

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Schedule 9.29.2(g)

Reference is made to Company’s internal research programs directed against the following Targets: [***]

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Schedule 10.2

Insurance

INSURANCE TYPE	MINIMUM LIMITS	MINIMUM COVERAGE	RESPECTIVELY MUST BE MAINTAINED BY
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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED